UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-04692

Emerging Markets Growth Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

11100 Santa Monica Boulevard, 15th Floor
Los Angeles, California 90025
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (310) 996-6000

Date of fiscal year end: June 30

Date of reporting period: June 30, 2012

Laurie D. Neat
Capital International, Inc.
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Rob Helm, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

Emerging Markets
Growth FundSM

[cover: global map]

Annual report for the year ended June 30, 2012

Emerging Markets Growth Fund seeks long-term growth of capital and invests primarily in common stock and other equity securities of issuers in developing countries.

Figures shown are past results and are not predictive of results in future periods. The results shown are before taxes on fund distributions and sale of fund shares. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, please call 800/421-4989.

Investing in developing markets involves risks, such as significant currency and price fluctuations, political instability, differing securities regulations and periods of illiquidity, which are detailed in the fund’s prospectus. Investments in developing markets have been more volatile than investments in developed markets, reflecting the greater uncertainties of investing in less established economies. Individuals investing in developing markets should have a long-term perspective and be able to tolerate potentially sharp declines in the value of their investments.

Emerging Markets Growth Fund is a U.S.-domiciled open-end interval fund and redeems on a monthly basis as more fully described in its prospectus. Securities offered through American Funds Distributors,® Inc., member FINRA.

Fellow investors:

Emerging markets equities retreated as investors worried about Europe’s ability to manage the sovereign debt crisis and the potential impact of a global economic slowdown. Signs of economic deceleration in China and several other emerging markets further dampened investor sentiment. For the 12-month period ended June 30, 2012, Emerging Markets Growth Fund’s total return declined by 21.7%, with distributions reinvested, while its benchmark, the unmanaged MSCI Emerging Markets Investable Market Index (IMI), fell 16.3%. About half of those losses stemmed from currency depreciation as emerging markets currencies dropped against the U.S. dollar.

Economically sensitive sectors shed the most, with energy, materials and industrials posting the steepest declines. Financial stocks also suffered in the face of tighter credit conditions in 2011 and concerns that nonperforming loans might increase in a more sluggish economic environment. Losses were more muted in defensive sectors such as telecommunication services, while growing demand for smartphones helped support some technology companies.

Market review

Financial markets were largely driven by macroeconomic events during the period as investors vacillated between “risk-on” and “risk-off” sentiment. The sheer scope of the European debt crisis — and the extent of the political and fiscal initiatives needed to resolve it — shook investor confidence and sent global equity markets sharply lower in late 2011. Equities rallied in early 2012 on signs of progress in European negotiations, slipped in April and May as anxieties resurfaced, then recovered some momentum in June. The International Monetary Fund (IMF) projected that global GDP growth would slow to 3.5% in 2012, compared with 3.9% in 2011, while economic growth in the emerging markets would moderate from 6.2% to 5.6%.

Larger markets dropped sharply on the whole. Smaller markets in Asia and Latin America fared better, supported by stable domestic economies. Investors worried, in particular, about slowing economic growth in China, government policies related to the country’s property market and the implications of an upcoming change in political leadership. Growth in India and Brazil also slowed, while the economic slump in Europe — a major export destination for Asia — weighed on exports in several countries. Authorities in China, Brazil and India reversed credit tightening policies and began to lower interest rates during the period. Inflation abated in many developing markets in the first half of 2012. Most emerging markets currencies depreciated, with the Brazilian real and the Indian rupee losing 23% and 20%, respectively.

[Begin Sidebar]
Results at a glance
For periods ended June 30, 2012, with distributions reinvested

	Total returns		Average annual total returns
						Lifetime
	6 months	1 year	3 years	5 years	10 years	(since 5/30/86)
Emerging Markets
Growth Fund	0.41%	–21.69%	6.13%	–0.93%	13.93%	15.28%
MSCI Emerging
Markets IMI1,2	4.31	–16.29	9.97	0.13	14.20	11.59	3
MSCI Emerging
Markets Index2,4	3.93	–15.95	9.77	–0.09	14.08	11.54	3

1 Returns for the MSCI Emerging Markets Investable Market Index (IMI) were calculated using the MSCI Emerging Markets Index with gross dividends from December 31, 1987 to December 31, 2000, and with net dividends from January 1, 2001 to November 30, 2007, and using the MSCI Emerging Markets IMI with net dividends thereafter.

2 The indices are unmanaged and, therefore, have no expenses.
3 The MSCI Emerging Markets Index did not start until December 31, 1987. As a result, the International Finance Corporation (IFC) Global Composite Index was used in lieu of the MSCI Emerging Markets Index from May 30, 1986 to December 31, 1987.

4 Reflects gross dividends through December 31, 2000 and net dividends thereafter.

The total annual fund operating expense ratio was 0.68% as of the most recent fiscal year-end, and was 0.74% including “Acquired Fund” fees and expenses, as reflected in the prospectus dated August 29, 2012 (unaudited).

Percentage changes for markets and sectors are based on the MSCI Emerging Markets Investable Market Index, with net dividends reinvested, and are for the period ended June 30, 2012, unless otherwise noted. All returns and stock prices are reflected in U.S. dollars, unless otherwise noted.
[End Sidebar]

Energy heavyweights Petrobras and Gazprom detracted significantly from market returns. Russia’s Gazprom declined on reduced gas exports to Europe, while Brazilian oil producer Petrobras struggled amid rising costs and a weaker currency. Waning commodities demand from China hindered a number of energy and materials companies, including iron ore producer Vale. Shares of banks in China, India and Brazil dropped as investors fretted over the potential for a rise in nonperforming loans.

China’s economy decelerated, with GDP growth slowing to an annualized rate of 8.1% in the first quarter of 2012 compared with 9.7% in the first quarter of 2011. The government lowered its 2012 economic growth target from 8.0% to 7.5%. Manufacturing as measured by the HSBC Purchasing Managers Index contracted for an eighth consecutive month in June; property prices generally weakened but showed signs of resilience late in the period. Monetary authorities began lowering the reserve ratio requirement — the portion of depositors’ bank balances lenders must hold as cash — in early December and in June cut interest rates for the first time since 2008. June inflation slid to 2.2% after reaching a three-year high of 6.5% in July 2011. The MSCI China IMI fell 18%. A number of materials and infrastructure-related stocks posted steep declines. Shares of several property companies rose, however, against a backdrop of improving home sales and expectations for further policy easing.

Indian stocks sank 26%, with losses greatly exacerbated by the rupee’s slide. Financial conditions in India deteriorated despite the government’s efforts to support the currency and induce capital flows. January–March GDP growth slowed to an annualized 5.3% — considerably less than market expectations and the lowest rate in nine years. In April, the Reserve Bank of India cut its key interest rate to 8.0% after raising rates 13 times since March 2010. Inflation moderated to 7.3% in June 2012 from rates above 9.0% a year earlier.

[Begin Sidebar]
10 largest equity holdings

	Percent of net assets as of 6/30/12	Percent of price change for the 12 months ended 6/30/12*

Samsung Electronics	3.6%	37.6%
OAO Gazprom	2.1	–35.4
Bank of China	2.0	–21.8
Industrial and Commercial
Bank of China	1.8	–25.7
China Petroleum & Chemical	1.7	–11.4
China Shenhua Energy	1.7	–26.4
Taiwan Semiconductor
Manufacturing	1.6	8.1
Hynix Semiconductor	1.6	–10.5
Sberbank of Russia	1.5	–27.7
Bharti Airtel	1.5	–37.7
Total	19.1%

*The percent change is reflected in U.S. dollars. The actual gain or loss on the total position in the fund may differ from the percentage shown.
[End Sidebar]

Weaker exports weighed on South Korean and Taiwanese equity markets. Several technology companies fell sharply, including HTC; the Taiwanese smartphone maker tumbled as it drastically lowered its outlook in the face of tougher competition. Equity losses in South Korea were tempered by Samsung Electronics; shares of the technology heavyweight surged 38%, supported by the popularity of its Galaxy smartphone. The country’s automakers lost ground after strong gains in early 2011 amid supply disruptions at other companies following Japan’s natural disasters.

Thailand experienced its heaviest flooding in more than 50 years in October, crippling transportation networks, disrupting major supply chains and forcing global companies such as Honda and Toyota Motor to suspend production. The Thai economy rebounded sharply in early 2012, however, contributing to a 10% gain for the MSCI Thailand IMI. Philippine stocks rallied 25%, bolstered by better-than-expected GDP growth of 6.4% in the first quarter. Indonesian stocks lost 9%, pulling back from a steep rise in the previous 12-month period. The country’s first-quarter GDP slowed but nonetheless came in at a robust 6.3%.

[Begin Sidebar]
Where the fund’s assets were invested

					MSCI	Value of
	Percent of net assets				EM IMI1	holdings
						6/30/12
	6/30/10	6/30/11	12/31/11	6/30/12	6/30/12	(000)
Asia-Pacific
China	17.0%	15.7%	18.2%	16.9%	17.6%	$2,002,446
Hong Kong	1.2	2.4	3.6	3.7	—	439,672
India	10.8	9.5	7.2	8.1	6.6	956,265
Indonesia	3.6	3.3	3.1	2.3	3.0	271,509
Malaysia	3.3	3.8	3.7	2.9	3.8	343,604
Pakistan	.1	.1	.1	.1	—	13,169
Philippines	1.0	.9	.8	1.0	1.0	116,701
Singapore	1.0	.8	1.0	.7	—	78,931
South Korea	9.1	10.5	11.2	11.3	15.3	1,341,967
Taiwan	6.6	6.0	6.1	6.3	12.0	749,131
Thailand	2.3	2.9	2.5	1.2	2.3	147,441
	56.0	55.9	57.5	54.5	61.6	6,460,836

Eastern Europe and Middle East
Czech Republic	.6	.7	.7	.3	.3	29,337
Hungary	.1	.3	.3	.2	.3	19,982
Israel	1.3	.9	.7	.4	—	50,365
Oman	.2	.2	.3	.3	—	39,720
Poland	1.0	1.5	1.3	1.4	1.4	159,476
Russia	5.2	8.3	6.9	7.9	5.3	938,618
Saudi Arabia	.3	.6	.9	1.2	—	146,699
Turkey	1.4	.6	.2	.7	1.8	86,144
United Arab Emirates	—	.2	.4	.4	—	43,182
	10.1	13.3	11.7	12.8	9.1	1,513,523

Latin America
Argentina	.1	1.2	.4	—	—	—
Brazil	10.7	9.4	9.4	7.3	12.3	862,540
Chile	.6	.3	.2	.4	2.0	47,349
Colombia	—	.3	.3	—	1.1	—
Mexico	6.0	4.5	3.9	3.4	4.7	401,941
Peru	—	—	—	.2	.7	24,623
Uruguay	—	.1	—	—	—	—
	17.4	15.8	14.2	11.3	20.8	1,336,453
Africa
Egypt	.1	—	.1	—	.3	2,077
Morocco	.1	.1	.1	.1	.1	10,390
South Africa	4.6	3.1	3.5	2.6	8.1	300,834
	4.8	3.2	3.7	2.7	8.5	313,301

Other markets2
Australia	.6	.9	.7	.9		104,807
Austria	—	.2	.2	.2		28,628
Canada	.6	.8	.9	.9		110,285
Italy	—	.1	.4	.2		16,793
Netherlands	—	—	—	.3		34,426
Switzerland	—	.2	.1	.1		16,318
United Kingdom	1.2	3.4	4.7	3.8		450,241
United States of America	.8	.9	1.1	1.6		185,137
	3.2	6.5	8.1	8.0		946,635
Multinational	.6	.3	.3	.3		39,941
Other3	2.5	1.8	.7	4.8		573,203

Other assets less liabilities (including short-term securities and forward currency contracts)	5.4	3.2	3.8	5.6		667,482

Total net assets	100.0%	100.0%	100.0%	100.0%		$11,851,374

1 A dash indicates that the market is not included in the index. Source: MSCI.
2 Includes investments in companies incorporated in the region that have significant operations in emerging markets.
3 Includes securities in initial period of acquisition.
[End Sidebar]

[Begin Sidebar]
Percent change in key markets*

	12 months		6 months
	ended 6/30/12		ended 6/30/12

	Expressed	Expressed	Expressed	Expressed
	in U.S.	in local	in U.S.	in local
	dollars	currency	dollars	currency
Asia-Pacific
China	–17.7%	–17.9%	3.6%	3.5%
India	–26.2	–7.8	9.5	15.1
Indonesia	–8.7	0.0	–2.4	1.0
Malaysia	–3.1	1.9	4.9	5.1
Philippines	24.7	21.2	26.6	21.7
South Korea	–14.9	–8.7	4.0	3.4
Taiwan	–16.6	–13.2	5.3	4.0
Thailand	10.3	14.0	14.9	15.7

Latin America
Brazil	–26.2	–4.7	–6.9	0.7
Chile	–15.2	–9.1	7.7	4.2
Colombia	5.2	6.0	18.0	8.6
Mexico	–0.4	14.0	14.5	10.1
Peru	16.0	15.7	8.8	8.6

Eastern Europe and Middle East
Czech Republic	–27.3	–12.9	–4.2	–1.8
Hungary	–39.0	–24.9	12.4	4.4
Poland	–31.1	–16.2	10.9	7.8
Russia	–26.2	–15.9	1.2	2.0
Turkey	–10.0	0.3	29.2	23.7

Africa
Egypt	–9.4	–8.2	34.0	34.5
Morocco	–22.9	–14.2	–9.4	–7.8
South Africa	–5.9	13.5	5.8	7.2

*The market indices, compiled by MSCI, are unmanaged and, therefore, have no expenses.
[End Sidebar]

Meanwhile, Brazilian stocks slumped 26%, hurt by currency declines. Economic expansion tapered to an annualized 0.8% in the first quarter of 2012. The nation’s central bank slashed the benchmark Selic by a total of four percentage points since August to a record low of 8.5%. Mexico fared better than most markets, spurred in part by hopes that the July 1 presidential election would lead to economic reforms. The PRI party returned to power with Enrique Peña Nieto confirmed as winner. Mexican stocks fell less than 1% in U.S. dollar terms, with local currency gains eroded by the peso’s 13% drop. Argentine equities tumbled more than 60% after the government’s renationalization of Spanish-owned oil company YPF sparked political concerns and led investors to question the viability of the country’s equity market.

Falling commodity prices and a 14% depreciation of the ruble sent Russian equities 26% lower. Protests leading up to the March presidential elections escalated, further depressing the market. Meanwhile, Russian GDP grew at a rapid clip of 4.9% in the first quarter of 2012, buoyed by strong retail sales.

Other developing European equity markets posted substantial declines, their losses aggravated by currency depreciation. Hungarian equities lost almost 40% as the country’s debt swelled to more than 80% of GDP, and doubts persisted as to whether changes in its constitution might prevent the government from securing help from the IMF. Turkey weathered the market selloff somewhat better, slipping 10%. As a net importer of oil, the country was shielded in part by expectations that it would benefit from lower oil prices. South African stocks lost 6% in U.S. dollar terms but rose more than 13% in local currency. Shares of commodity producers sank, but several consumer stocks and banks registered solid gains.

Portfolio review

The portfolio declined in the market selloff, trailing the benchmark. A number of commodities and infrastructure-related stocks fell sharply as the global economic outlook dimmed. Several consumer stocks and telecommunication services providers also slumped. In particular, stock selection in China, Russia and India hampered fund returns. Investments in financials and information technology proved to be bright spots, however, with several stocks in these areas advancing.

Shares of South Korean petrochemicals company LG Chem fell on reports of greater-than-anticipated profit declines amid waning Chinese demand for materials used to make plastic and synthetic rubber. Demand for petrochemicals has been more sluggish than expected and could weigh on earnings growth for a considerable period of time. As a result, managers substantially reduced exposure to the stock. Several other investments in the materials sector also slid, including metals conglomerate Glencore International and Centerra Gold. The latter was hurt by reduced production at its flagship Kumtor mine amid icy conditions in Kyrgyzstan; allegations that the mine threatened the environment and health of local residents also contributed to share price declines, along with concerns that authorities might strip the gold producer of its operating license.

Several investments in Chinese infrastructure-related stocks fell, with Anhui Conch Cement and construction and machinery manufacturer Sany Heavy Equipment International losing considerable ground. Meanwhile, China High Speed Transmission — the country’s largest maker of wind gearboxes — dropped as the company issued profit warnings in response to a combination of lower sales and rising costs.

Infrastructure-related investments in India further dampened returns amid questions about the government’s commitment to reforms. Coal, port and power firm Adani Enterprises grappled with weaker macroeconomic conditions, investor concerns about political gridlock and the possibility that government red tape could delay clearances for projects. Adani also struggled with higher fuel costs in the face of local shortages. Jain Irrigation Systems — one of the world’s largest drip irrigation firms — stumbled as the rupee’s depreciation eroded profits. In addition, late payments from various state governments fostered anxiety over a potential deterioration of the firm’s balance sheet. On the other hand, several of the fund’s investments in industrials companies rose, including Taiwanese construction and engineering company CTCI and Philippines-based International Container Terminal Services, which climbed about 42% and 51%, respectively.

Several of the fund’s holdings in the energy sector proved disappointing. Shares of Russia’s Gazprom, which depends upon Europe for about half of its revenues, shed more than 35% amid reduced shipments to the region and concerns about potential tax increases resulting from Vladimir Putin’s re-election in May. China Shenhua Energy dropped as a combination of falling coal prices, increased mining costs and a decelerating domestic economy clouded the company’s outlook. China Petroleum & Chemical Corporation (SINOPEC) also suffered amidst worries that fuel price cuts would squeeze margins in its refining business. But shares of Tullow Oil advanced as the U.K.-domiciled exploration firm announced the first major commercial oil discovery in Kenya, following new offshore finds in French Guiana.

Overall, the fund’s emphasis on growth-oriented telecommunications companies versus those with steadier, more stable earnings detracted from returns during this volatile period. Bharti Airtel — one of the fund’s largest holdings — fell as the Indian wireless provider registered lower-than-anticipated profits in an environment of escalating costs and stiff competition. On a positive note, Etihad Etisalat (Mobily) climbed 25%; the Saudi Arabian telecommunications operator reported strong earnings and increased revenue from data services.

Several consumer-related investments weighed on fund returns. Shares of Indian beverage giant United Spirits fell as profits slumped; investors also worried that majority shareholder Vijay Mallya, who also owns a controlling stake in the troubled Kingfisher Airlines, might tap United Spirits’ balance sheet to finance Kingfisher’s increasingly unsustainable debt burden. Meanwhile, Chinese luxury car dealer Zhongsheng Group Holdings dropped on concerns about falling auto prices in the midst of an industry-wide supply glut. However, Hong Kong-listed Sands China benefited from an influx of Chinese tourists visiting Macau as the gaming company opened its new Sands Cotai Central resort.

Several of the fund’s investments in the financials sector proved to be bright spots. Shares of Asian life insurer AIA Group edged higher as the company continued to generate new business, while Thailand’s Bank of Ayudhya rose 5%, supported by strong lending growth. Chinese real estate company Longfor Properties rallied amid expectations of further policy easing in the country and signs of an improvement in home sales.

Investments in information technology also advanced. Shares of Samsung Electronics gained as rising smartphone sales fueled profits. Shares of China’s biggest PC maker Lenovo jumped 48%, with robust demand in emerging markets offsetting weakness in Europe.

Outlook

Despite some progress in negotiations, the scope of Europe’s debt crisis continues to weigh on investors’ minds, as do worries about the pace of economic expansion in the U.S., Europe, China and other emerging markets. Political uncertainty may fuel additional anxiety in the coming months, particularly ahead of China’s leadership transition later this year and prior to the rapidly approaching “fiscal cliff” in the U.S. — a series of federal spending cuts and tax hikes scheduled to take effect in early 2013. A degree of investor skepticism about the capability of authorities to address these enormous challenges is likely to foster a “risk-on,” “risk-off” environment for some time.

Meanwhile, emerging markets equity valuations have fallen sharply and appear increasingly attractive, both relative to the developed markets as well as historical levels for emerging markets stocks. Although volatility driven by macroeconomic factors is likely to remain high, many companies have appealing business models with dominant franchises and — in several cases — industry-leading positions with the potential for multiyear sales and profit growth. As bottom-up, long-term investment managers, we focus on these companies and their medium- to long-term prospects. As such, we view bouts of market volatility as opportunities to find attractive entry points. Managers also take some comfort in the view that the macroeconomic policies of many emerging markets countries remain sound — marked by fiscal surpluses and evidence that authorities have the agility to respond effectively to evolving global financial conditions. There is also sufficient internally generated demand for many economies to sustain a baseline of growth despite tough global conditions.

On balance, managers think that China’s economy is likely to stabilize as a result of a controlled structural slowdown driven by policymakers’ efforts to facilitate more sustainable growth over the longer term. While some managers are concerned about the shorter term impact of more subdued economic growth, several believe that select Chinese companies offer considerable value, especially given their prospects. Against this backdrop, investments in China and Hong Kong make up about 21% of the fund’s holdings. In particular, the portfolio is focused on several attractively valued energy companies that are likely to benefit from coal demand in China as well as increased natural gas usage over time.

Managers are actively investing in stocks with valuations that seem inexpensive relative to their prospects. Among these investments are banks expanding in underpenetrated markets that are likely to be supported by moderate economic growth. The portfolio is also invested in select life insurers that are poised to benefit from broader trends in Asia, where individuals have become increasingly inclined to purchase safety nets for their families. On the whole, managers are more cautious about India, but continue to favor several Indian banks that have strong managements, limited leverage on their balance sheets and the ability to navigate a difficult macroeconomic environment. Overall, financial investments currently make up 21% of the portfolio compared with 19% as of June 30, 2011.

The fund emphasizes several well-established global technology leaders as well as smaller suppliers that are likely to outstrip the competition. In the area of telecommunication services, managers favor growth-oriented providers that are likely to gain from corporate restructuring and expansion efforts and whose value they believe may be underestimated by the market. They are also attracted to several integrated telecommunications providers that could potentially profit from regulatory changes. Consumer businesses that are gaining market share in their respective industries also feature prominently, particularly several auto-related companies.

Overall, managers think that macroeconomic conditions are likely to remain challenging and that earnings growth for some companies may be more muted in the short term. At the same time, they have an underlying confidence in longer term fundamentals and are enthusiastic about the opportunities that have arisen from this difficult period. We look forward to reporting to you again in six months’ time.

Sincerely,

/s/ Victor D. Kohn

Victor D. Kohn
President

August 20, 2012

The value of a long-term perspective

How a $100,000 investment has grown

While notable for their volatility in recent years, financial markets have tended to reward investors over the long term. Active management — bolstered by experience and careful research — can add even more value. This chart shows how a $100,0001 investment in Emerging Markets Growth Fund (EMGF) grew from December 31, 1987 — the inception of the MSCI Emerging Markets Index — through June 30, 2012, the end of the fund’s latest fiscal year.

As you can see, the $100,000 would have grown to $2,944,625. This is significantly more than the $1,716,718 generated by the unmanaged MSCI EM Index.

[begin mountain chart]
Values of a $100,000 investment in EMGF from 12/31/1987-6/30/2012:	Emerging Markets Growth Fund2	MSCI Emerging Markets Index3

12/31/1987	100,000	100,000
6/30/1988	138,053	136,912
12/31/1988	141,980	140,427
6/30/1989	203,614	173,906
12/31/1989	275,812	231,650
6/30/1990	296,302	258,080
12/31/1990	250,848	207,209
6/30/1991	349,859	281,281
12/31/1991	409,863	331,349
6/30/1992	453,884	355,819
12/31/1992	460,360	369,135
6/30/1993	551,713	421,825
12/31/1993	794,977	645,384
6/30/1994	741,137	578,578
12/31/1994	782,904	598,165
6/30/1995	732,096	578,478
12/31/1995	726,601	567,009
6/30/1996	845,474	627,491
12/31/1996	845,574	601,205
6/30/1997	1,092,098	707,935
12/31/1997	927,272	531,555
6/30/1998	791,087	431,270
12/31/1998	696,603	396,860
6/30/1999	953,943	555,079
12/31/1999	1,239,461	660,407
6/30/2000	1,198,460	607,647
12/31/2000	855,467	458,257
6/30/2001	847,207	450,050
12/31/2001	826,143	446,274
6/30/2002	799,378	454,921
12/31/2002	744,120	418,732
6/30/2003	856,488	485,280
12/31/2003	1,127,420	652,453
6/30/2004	1,095,308	646,124
12/31/2004	1,361,210	819,176
6/30/2005	1,471,426	868,292
12/31/2005	1,883,298	1,097,686
6/30/2006	2,028,701	1,176,259
12/31/2006	2,571,214	1,450,832
6/30/2007	3,085,311	1,705,431
12/31/2007	3,563,076	2,022,748
6/30/2008	3,202,070	1,764,921
12/31/2008	1,799,646	934,885
6/30/2009	2,463,059	1,290,915
12/31/2009	3,200,168	1,704,887
6/30/2010	3,025,275	1,608,057
12/31/2010	3,737,453	2,044,164
6/30/2011	3,760,173	2,050,745
12/31/2011	2,932,671	1,645,733
6/30/2012	2,944,625	1,716,718
[end mountain chart]

1The minimum initial investment for EMGF is $100,000.
2Values are based on a $100,000 investment with distributions reinvested.

3Returns for the MSCI Emerging Markets Index were calculated using the MSCI Emerging Markets Index with gross dividends from December 31, 1987 to December 31, 2000, and with net dividends from January 1, 2001 to November 30, 2007, and using the MSCI EM IMI with net dividends thereafter. The indices are unmanaged and, therefore, have no expenses.

4For the period December 31, 1987 (inception of the MSCI EM Index), through June 30, 1988. EMGF began operations on May 30, 1986.

Total returns
(with all distributions reinvested for periods ended June 30, 2012)

	Cumulative	Average annual
	total returns	total returns

1 year	–21.69%	—
5 years	–4.56	–.93%
10 years	268.35	13.93

Figures shown are past results and are not predictive of results in future periods. The results shown are before taxes on fund distributions and sale of fund shares. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, please call 800/421-4989.

About the fund and its adviser

Emerging Markets Growth Fund was organized in 1986 by the International Finance Corporation (IFC), an affiliate of the World Bank, as a vehicle for investing in the securities of companies based in developing countries. The premise behind the formation of the fund was that rapid growth in these countries could create very attractive investment opportunities. It also was felt that the availability of equity capital would stimulate the development of capital markets and encourage countries to liberalize their investment regulations.

Capital International, Inc., the fund’s investment adviser, is part of The Capital Group Companies,SM Inc., one of the world’s most experienced investment advisory organizations, with roots dating back to 1931. The fund has been managed by Capital International or an affiliate since 1986. The Capital Group organization has been involved in international investing since the 1950s. Capital International employs a research-driven approach to investing. Along with its institutional management affiliates, Capital International maintains a global investment research network spanning three continents. This network includes analysts and portfolio managers from more than 30 countries who speak a variety of languages. These professionals travel the world scrutinizing thousands of companies and keeping a close watch on industry trends and government actions.

The fund’s adviser has devoted substantial resources to the task of evaluating and managing investments in developing countries. Currently, there are more than 20 analysts covering these countries, with most also managing a portion of the fund. The majority of the fund’s assets are managed by six portfolio managers.

Capital International’s research effort focuses heavily on sectors as well as on individual countries. It is an intensive effort that combines company and industry analysis with a political and macroeconomic overview, and we believe it has given Emerging Markets Growth Fund a competitive edge.

 Investment portfolio
June 30, 2012

                                                         Equity securities
                                              --------------------------------------
                                                 Common               Convertible          Bonds          Percent of
                                                 stocks                 stocks           and notes        net assets

SECTOR DIVERSIFICATION
Financials                                           21.20%                .07%               --%            21.27%
--------------------------------------------------------------------------------------------------------------------
Information technology                                14.83                  --                --             14.83
--------------------------------------------------------------------------------------------------------------------
Energy                                                11.47                  --               .08             11.55
--------------------------------------------------------------------------------------------------------------------
Materials                                             10.50                  --               .08             10.58
--------------------------------------------------------------------------------------------------------------------
Industrials                                            8.87                  --                --              8.87
--------------------------------------------------------------------------------------------------------------------
Consumer discretionary                                 8.63                  --                --              8.63
--------------------------------------------------------------------------------------------------------------------
Telecommunication services                             7.88                  --                --              7.88
--------------------------------------------------------------------------------------------------------------------
Consumer staples                                       5.59                  --                --              5.59
--------------------------------------------------------------------------------------------------------------------
Utilities                                              2.24                  --                --              2.24
--------------------------------------------------------------------------------------------------------------------
Health care                                            1.39                  --                --              1.39
--------------------------------------------------------------------------------------------------------------------
Other                                                  1.54                  --                --              1.54
--------------------------------------------------------------------------------------------------------------------
                                                     94.14%                .07%              .16%             94.37
                                              ==============      ==============    ==============
Short-term securities                                                                                          4.21
--------------------------------------------------------------------------------------------------------------------
Other assets less liabilities (including forward currency contracts)                                           1.42
--------------------------------------------------------------------------------------------------------------------
Net assets                                                                                                  100.00%
                                                                                                        ============

Equity securities                                                                                             Value
                                                                                                 Shares       (000)

ASIA-PACIFIC -- 54.5%
CHINA -- 16.9%
Ambow Education Holding Ltd. (ADR)(1)                                                         1,341,420 $     6,278
--------------------------------------------------------------------------------------------------------------------
Anhui Conch Cement Co. Ltd.                                                                  11,494,654      26,899
Anhui Conch Cement Co. Ltd. (Hong Kong)                                                       6,939,000      19,033
--------------------------------------------------------------------------------------------------------------------
Bank of China Ltd. (Hong Kong)                                                              632,759,724     242,120
--------------------------------------------------------------------------------------------------------------------
Beijing Enterprises Holdings Ltd. (Hong Kong)                                                 6,042,500      36,472
--------------------------------------------------------------------------------------------------------------------
Beijing Enterprises Water Group Ltd. (Hong Kong)                                             92,102,000      17,384
--------------------------------------------------------------------------------------------------------------------
BYD Co. Ltd. (Hong Kong)(1)                                                                   2,653,200       5,074
--------------------------------------------------------------------------------------------------------------------
China Construction Bank Corp. (Hong Kong)                                                   140,024,190      96,543
--------------------------------------------------------------------------------------------------------------------
China High Speed Transmission Equipment Group Co. Ltd. (Hong Kong)(1)                        60,551,600      18,992
--------------------------------------------------------------------------------------------------------------------
China Kanghui Holdings (ADR)(1)                                                               1,101,500      21,700
--------------------------------------------------------------------------------------------------------------------
China Life Insurance Co. Ltd.                                                                 6,207,957      17,950
China Life Insurance Co. Ltd. (Hong Kong)                                                    26,483,000      69,541
--------------------------------------------------------------------------------------------------------------------
China Longyuan Power Group Corp. Ltd. (Hong Kong)                                            56,557,000      37,249
--------------------------------------------------------------------------------------------------------------------
China Mengniu Dairy Co. (Hong Kong)                                                          27,643,000      73,077
--------------------------------------------------------------------------------------------------------------------
China Mobile Ltd. (Hong Kong)                                                                 4,417,500      48,551
--------------------------------------------------------------------------------------------------------------------
China Petroleum & Chemical Corp. (Hong Kong)                                                221,538,000     198,593
--------------------------------------------------------------------------------------------------------------------
China Resources Land Ltd. (Hong Kong)                                                         5,961,000      12,310
--------------------------------------------------------------------------------------------------------------------
China Shenhua Energy Co. Ltd.                                                                 1,309,200       4,649
China Shenhua Energy Co. Ltd. (Hong Kong)                                                    54,747,000     193,427
--------------------------------------------------------------------------------------------------------------------
CSR Corp. Ltd. (Hong Kong)                                                                   37,875,000      29,638
--------------------------------------------------------------------------------------------------------------------
Ctrip.com International, Ltd. (ADR)(1)                                                           84,060       1,409
--------------------------------------------------------------------------------------------------------------------
ENN Energy Holdings Ltd. (Hong Kong)                                                          4,630,000      16,281
--------------------------------------------------------------------------------------------------------------------
First Tractor Co. Ltd. (Hong Kong)(1)                                                        13,402,000      10,819
--------------------------------------------------------------------------------------------------------------------
Fu Ji Food and Catering Services Holdings Ltd. (Hong Kong)(1)                                15,126,000          24
--------------------------------------------------------------------------------------------------------------------


                                                                                                              Value
                                                                                                 Shares       (000)

CHINA (CONTINUED)
Hengan International Group Co. Ltd. (Hong Kong)                                               1,293,000 $    12,572
--------------------------------------------------------------------------------------------------------------------
Honghua Group Ltd. (Hong Kong)                                                                3,817,000         607
--------------------------------------------------------------------------------------------------------------------
Huabao International Holdings Ltd. (Hong Kong)                                               14,604,000       7,188
--------------------------------------------------------------------------------------------------------------------
Industrial and Commercial Bank of China Ltd.                                                 10,092,300       6,281
Industrial and Commercial Bank of China Ltd. (Hong Kong)                                    371,199,761     207,565
--------------------------------------------------------------------------------------------------------------------
Kingboard Chemical Holdings Ltd. (Hong Kong)                                                  3,795,100       7,379
--------------------------------------------------------------------------------------------------------------------
Kingboard Laminates Holdings Ltd. (Hong Kong)                                                37,262,000      13,743
--------------------------------------------------------------------------------------------------------------------
Lenovo Group Ltd. (Hong Kong)                                                                29,260,000      24,965
--------------------------------------------------------------------------------------------------------------------
Leoch International Technology Ltd. (Hong Kong)                                               8,877,000       1,581
--------------------------------------------------------------------------------------------------------------------
Longfor Properties Co. Ltd. (Hong Kong)                                                      34,262,000      53,820
--------------------------------------------------------------------------------------------------------------------
Minth Group Ltd. (Hong Kong)                                                                 43,060,000      46,732
--------------------------------------------------------------------------------------------------------------------
New Oriental Education & Technology Group Inc. (ADR)(1)                                       1,603,100      39,276
--------------------------------------------------------------------------------------------------------------------
Nine Dragons Paper (Holdings) Ltd. (Hong Kong)                                               44,867,200      25,328
--------------------------------------------------------------------------------------------------------------------
Sany Heavy Equipment International Holdings Co. Ltd. (Hong Kong)                             56,608,000      30,519
--------------------------------------------------------------------------------------------------------------------
Shanda Games Ltd., Class A (ADR)(2)                                                           3,943,800      15,775
--------------------------------------------------------------------------------------------------------------------
Shandong Weigao Group Medical Polymer Co. Ltd. (Hong Kong)                                   57,586,000      63,897
--------------------------------------------------------------------------------------------------------------------
Shanghai Zhixin Electric Co. Ltd.                                                             4,988,567       9,023
--------------------------------------------------------------------------------------------------------------------
Shenguan Holdings Group Ltd. (Hong Kong)                                                     48,496,000      27,767
--------------------------------------------------------------------------------------------------------------------
Shenzhou International Group Holdings Ltd. (Hong Kong)                                        6,468,000      11,269
--------------------------------------------------------------------------------------------------------------------
Weichai Power Co. Ltd. (Hong Kong)(1)                                                        17,524,200      70,086
--------------------------------------------------------------------------------------------------------------------
Wumart Stores, Inc. (Hong Kong)(1)                                                            4,430,384       8,995
--------------------------------------------------------------------------------------------------------------------
Yingde Gases Group Co. Ltd. (Hong Kong)                                                      19,971,000      18,216
--------------------------------------------------------------------------------------------------------------------
Zhongsheng Group Holdings Ltd. (Hong Kong)                                                   62,275,500      75,779
--------------------------------------------------------------------------------------------------------------------
Zhuzhou CSR Times Electric Co. Ltd. (Hong Kong)                                               7,324,000      20,070
--------------------------------------------------------------------------------------------------------------------
                                                                                                          2,002,446

HONG KONG -- 3.7%
AIA Group Ltd.                                                                               37,812,800     130,376
--------------------------------------------------------------------------------------------------------------------
ASM Pacific Technology Ltd.                                                                   5,078,900      64,767
--------------------------------------------------------------------------------------------------------------------
EVA Precision Industrial Holdings Ltd.                                                       69,356,000       5,714
--------------------------------------------------------------------------------------------------------------------
Goodbaby International Holdings Ltd.                                                         22,216,000       6,512
--------------------------------------------------------------------------------------------------------------------
Jardine Matheson Holdings Ltd.                                                                  181,200       8,824
--------------------------------------------------------------------------------------------------------------------
Man Wah Holdings Ltd.                                                                         1,343,000         558
--------------------------------------------------------------------------------------------------------------------
Samsonite International SA                                                                   35,541,600      60,168
--------------------------------------------------------------------------------------------------------------------
Sands China Ltd.                                                                             19,417,200      62,200
--------------------------------------------------------------------------------------------------------------------
SJM Holdings Ltd.                                                                            30,803,000      57,474
--------------------------------------------------------------------------------------------------------------------
United Company RUSAL PLC(1)                                                                  17,254,000       9,934
--------------------------------------------------------------------------------------------------------------------
VTech Holdings Ltd.                                                                             695,400       8,291
--------------------------------------------------------------------------------------------------------------------
Wynn Macau Ltd.                                                                              10,570,000      24,854
--------------------------------------------------------------------------------------------------------------------
                                                                                                            439,672

INDIA -- 8.1%
Adani Enterprises Ltd.                                                                       12,183,334      48,992
--------------------------------------------------------------------------------------------------------------------
Apollo Hospitals Enterprise Ltd.                                                              2,445,932      27,211
Apollo Hospitals Enterprise Ltd. (GDR)                                                          467,600       5,170
--------------------------------------------------------------------------------------------------------------------
Bharat Electronics Ltd.                                                                         380,971       9,212
--------------------------------------------------------------------------------------------------------------------
Bharti Airtel Ltd.                                                                           32,420,261     178,422
--------------------------------------------------------------------------------------------------------------------
Cox and Kings Ltd.                                                                            4,202,697       9,928
Cox and Kings Ltd. (GDR)                                                                        453,204       1,067
--------------------------------------------------------------------------------------------------------------------
DLF Ltd.                                                                                      9,608,793      34,500
--------------------------------------------------------------------------------------------------------------------
HDFC Bank Ltd.                                                                                7,335,905      74,466
HDFC Bank Ltd. (ADR)                                                                              8,000         261
--------------------------------------------------------------------------------------------------------------------
Housing Development Finance Corp. Ltd.                                                        7,352,944      86,527
--------------------------------------------------------------------------------------------------------------------
ICICI Bank Ltd.                                                                               3,935,488      64,007
--------------------------------------------------------------------------------------------------------------------


Equity securities                                                                                Shares       Value
                                                                                                              (000)

INDIA (CONTINUED)
ICICI Bank Ltd. (ADR)                                                                         1,878,400 $    60,879
--------------------------------------------------------------------------------------------------------------------
Infosys Ltd.                                                                                    173,730       7,877
--------------------------------------------------------------------------------------------------------------------
Infrastructure Development Finance Co. Ltd.                                                   9,615,654      23,710
--------------------------------------------------------------------------------------------------------------------
ITC Ltd.                                                                                      1,730,680       8,060
--------------------------------------------------------------------------------------------------------------------
Jain Irrigation Systems Ltd.(2)                                                              21,176,552      31,023
--------------------------------------------------------------------------------------------------------------------
Kotak Mahindra Bank Ltd.                                                                      8,891,847      95,003
--------------------------------------------------------------------------------------------------------------------
Multi Screen Media Private Ltd. (acquired 5/15/00, cost: $107,294,000)(1),(3)                   284,195      23,512
--------------------------------------------------------------------------------------------------------------------
PTC India Financial Services Ltd.(1)                                                         15,933,450       4,254
--------------------------------------------------------------------------------------------------------------------
Reliance Industries Ltd.                                                                      5,709,743      75,937
--------------------------------------------------------------------------------------------------------------------
Shopper's Stop Ltd.                                                                           1,071,363       6,589
--------------------------------------------------------------------------------------------------------------------
Sobha Developers Ltd.                                                                         3,594,606      21,938
--------------------------------------------------------------------------------------------------------------------
Sun Pharmaceutical Industries Ltd.                                                              739,909       8,455
--------------------------------------------------------------------------------------------------------------------
United Spirits Ltd.                                                                           2,819,002      34,883
--------------------------------------------------------------------------------------------------------------------
VA Tech Wabag Ltd.(1),(2)                                                                     1,584,552      14,382
--------------------------------------------------------------------------------------------------------------------
                                                                                                            956,265

INDONESIA -- 2.3%
PT Agung Podomoro Land Tbk                                                                  479,240,500      17,753
--------------------------------------------------------------------------------------------------------------------
PT Astra International Tbk                                                                   19,278,000      14,096
--------------------------------------------------------------------------------------------------------------------
PT Bank Mandiri (Persero) Tbk                                                               118,168,824      91,469
--------------------------------------------------------------------------------------------------------------------
PT Bank Rakswyat Indonesia (Persero) Tbk                                                     48,029,000      32,870
--------------------------------------------------------------------------------------------------------------------
PT Elang Mahkota Teknologi Tbk                                                               49,762,000      23,179
--------------------------------------------------------------------------------------------------------------------
PT Indocement Tunggal Prakarsa Tbk                                                            4,976,000       9,215
--------------------------------------------------------------------------------------------------------------------
PT Semen Gresik (Persero) Tbk                                                                 5,658,500       6,834
--------------------------------------------------------------------------------------------------------------------
PT Surya Citra Media Tbk                                                                     38,277,500      38,953
--------------------------------------------------------------------------------------------------------------------
PT Tower Bersama Infrastructure Tbk(1)                                                      105,953,500      37,140
--------------------------------------------------------------------------------------------------------------------
                                                                                                            271,509

MALAYSIA -- 2.9%
Bumi Armada Bhd.                                                                             64,192,600      81,202
--------------------------------------------------------------------------------------------------------------------
CIMB Group Holdings Bhd.                                                                     44,210,098     105,800
--------------------------------------------------------------------------------------------------------------------
Eastern & Oriental Bhd.                                                                       7,469,930       3,314
--------------------------------------------------------------------------------------------------------------------
Genting Bhd.                                                                                 38,122,200     115,021
--------------------------------------------------------------------------------------------------------------------
IJM Corp. Bhd.                                                                               19,316,568      30,671
--------------------------------------------------------------------------------------------------------------------
Naim Cendera Holdings Bhd.                                                                   11,661,500       6,389
--------------------------------------------------------------------------------------------------------------------
StemLife Bhd.(2)                                                                              8,331,900       1,207
--------------------------------------------------------------------------------------------------------------------
                                                                                                            343,604

PAKISTAN -- 0.1%
Oil and Gas Development Co. Ltd. (GDR)                                                          775,826      13,169
--------------------------------------------------------------------------------------------------------------------

PHILIPPINES -- 1.0%
Bayan Telecommunications Holdings Corp., Class A (acquired 2/12/98, cost:
   $1,850,000)(1),(3)                                                                           724,790          --
Bayan Telecommunications Holdings Corp., Class B (acquired 2/12/98, cost:
   $616,000)(1),(3)                                                                             241,431          --
--------------------------------------------------------------------------------------------------------------------
Energy Development Corp.                                                                    423,227,850      60,613
--------------------------------------------------------------------------------------------------------------------
International Container Terminal Services, Inc.                                              27,284,888      47,808
--------------------------------------------------------------------------------------------------------------------
Philippine Airlines, Inc. (acquired 3/31/97, cost: $0)(1),(3)                                68,631,450          --
--------------------------------------------------------------------------------------------------------------------
Philippine Long Distance Telephone Co.                                                           51,870       3,266
--------------------------------------------------------------------------------------------------------------------
SM Investments Corp.                                                                            288,450       5,014
--------------------------------------------------------------------------------------------------------------------
                                                                                                            116,701

SINGAPORE -- 0.7%
CapitaRetail China Trust                                                                      8,476,000       8,784
--------------------------------------------------------------------------------------------------------------------


                                                                                                              Value
                                                                                                 Shares       (000)

SINGAPORE (CONTINUED)
Olam International Ltd.                                                                      17,054,868 $    24,818
--------------------------------------------------------------------------------------------------------------------
Wilmar International Ltd.                                                                    15,767,420      45,329
--------------------------------------------------------------------------------------------------------------------
                                                                                                             78,931

SOUTH KOREA -- 11.3%
Cheil Worldwide, Inc.                                                                           992,090      15,837
--------------------------------------------------------------------------------------------------------------------
Daum Communications Corp.                                                                       353,979      31,832
--------------------------------------------------------------------------------------------------------------------
Hana Financial Holdings                                                                       4,511,620     144,018
--------------------------------------------------------------------------------------------------------------------
Hankook Tire Co., Ltd.                                                                        1,195,190      47,497
--------------------------------------------------------------------------------------------------------------------
Hyundai Engineering & Construction Co., Ltd.                                                    426,879      24,542
--------------------------------------------------------------------------------------------------------------------
Hyundai Mobis Co., Ltd.                                                                         590,878     143,037
--------------------------------------------------------------------------------------------------------------------
Hyundai Motor Co.                                                                                81,733      16,767
--------------------------------------------------------------------------------------------------------------------
KT Corp.                                                                                        259,980       6,877
--------------------------------------------------------------------------------------------------------------------
LG Chem, Ltd.                                                                                   286,452      74,086
--------------------------------------------------------------------------------------------------------------------
LG Household & Health Care Ltd.                                                                  87,992      47,415
--------------------------------------------------------------------------------------------------------------------
OCI Co., Ltd.                                                                                   355,182      70,947
--------------------------------------------------------------------------------------------------------------------
Samsung C&T Corp.                                                                             1,243,671      71,760
--------------------------------------------------------------------------------------------------------------------
Samsung Electronics Co., Ltd.                                                                    73,595      78,027
Samsung Electronics Co., Ltd. (GDR)                                                             639,548     343,179
--------------------------------------------------------------------------------------------------------------------
Shinhan Financial Group Co., Ltd.                                                               953,176      33,175
--------------------------------------------------------------------------------------------------------------------
SK Hynix, Inc.(1)                                                                             9,129,300     192,971
--------------------------------------------------------------------------------------------------------------------
                                                                                                          1,341,967

TAIWAN -- 6.3%
Advanced Semiconductor Engineering, Inc.                                                     40,875,515      33,335
--------------------------------------------------------------------------------------------------------------------
ASUSTeK Computer, Inc.                                                                        7,185,980      66,472
--------------------------------------------------------------------------------------------------------------------
Compeq Manufacturing Co., Ltd.(2)                                                            73,599,000      29,599
--------------------------------------------------------------------------------------------------------------------
CTCI Corp.                                                                                   24,607,000      45,973
--------------------------------------------------------------------------------------------------------------------
Delta Electronics, Inc.                                                                      42,587,348     131,937
--------------------------------------------------------------------------------------------------------------------
Hon Hai Precision Industry Co., Ltd.                                                         28,859,570      87,022
Hon Hai Precision Industry Co., Ltd. (GDR)                                                    1,673,870      10,128
--------------------------------------------------------------------------------------------------------------------
HTC Corp.                                                                                       699,704       9,200
--------------------------------------------------------------------------------------------------------------------
MediaTek, Inc.                                                                                1,743,000      16,153
--------------------------------------------------------------------------------------------------------------------
Synnex Technology International Corp.                                                        24,111,268      58,971
--------------------------------------------------------------------------------------------------------------------
Taiwan Cement Corp.                                                                           4,347,000       5,186
--------------------------------------------------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co., Ltd.(1)                                              70,550,568     193,106
--------------------------------------------------------------------------------------------------------------------
TPK Holding Co., Ltd.                                                                           331,744       4,198
--------------------------------------------------------------------------------------------------------------------
Tripod Technology Corp.                                                                      20,315,433      57,851
--------------------------------------------------------------------------------------------------------------------
                                                                                                            749,131

THAILAND -- 1.2%
Advanced Info Service PCL                                                                     5,634,800      32,898
--------------------------------------------------------------------------------------------------------------------
Bangkok Bank PCL, nonvoting depository receipt                                                1,754,900      10,624
--------------------------------------------------------------------------------------------------------------------
Bank of Ayudhya PCL                                                                          50,080,500      47,715
Bank of Ayudhya PCL, nonvoting depository receipt                                             8,916,500       8,383
--------------------------------------------------------------------------------------------------------------------
Banpu PCL                                                                                       277,188       3,930
Banpu PCL, nonvoting depository receipt                                                         106,200       1,506
--------------------------------------------------------------------------------------------------------------------
Kasikornbank PCL, nonvoting depository receipt                                                3,394,100      17,404
--------------------------------------------------------------------------------------------------------------------
Siam Cement PCL, nonvoting depository receipt                                                 2,503,300      24,981
--------------------------------------------------------------------------------------------------------------------
                                                                                                            147,441

EASTERN EUROPE AND MIDDLE EAST -- 12.7%
CZECH REPUBLIC -- 0.3%
CEZ AS                                                                                          613,434      21,192
--------------------------------------------------------------------------------------------------------------------


Equity securities                                                                                             Value
                                                                                                 Shares       (000)

CZECH REPUBLIC (CONTINUED)
Telefonica Czech Republic, AS                                                                   426,258 $     8,145
--------------------------------------------------------------------------------------------------------------------
                                                                                                             29,337

HUNGARY -- 0.2%
Magyar Telekom Telecommunications PLC                                                        10,166,323      19,982
--------------------------------------------------------------------------------------------------------------------

ISRAEL -- 0.4%
Bezeq - The Israel Telecommunication Corp. Ltd.                                              26,816,056      28,375
--------------------------------------------------------------------------------------------------------------------
Cellcom Israel Ltd.                                                                           1,181,533       7,237
--------------------------------------------------------------------------------------------------------------------
Partner Communications Co. Ltd.                                                               1,605,304       6,473
Partner Communications Co. Ltd. (ADR)                                                           112,000         453
--------------------------------------------------------------------------------------------------------------------
Shufersal Ltd.                                                                                3,233,940       7,827
--------------------------------------------------------------------------------------------------------------------
                                                                                                             50,365

OMAN -- 0.3%
BankMuscat (SAOG)                                                                             1,402,850       2,160
BankMuscat (SAOG) (GDR)                                                                       6,148,303      37,560
--------------------------------------------------------------------------------------------------------------------
                                                                                                             39,720

POLAND -- 1.4%
Bank Pekao SA                                                                                   350,036      15,963
--------------------------------------------------------------------------------------------------------------------
Telekomunikacja Polska SA                                                                    30,698,012     143,513
--------------------------------------------------------------------------------------------------------------------
                                                                                                            159,476

RUSSIA -- 7.8%
Baring Vostok Private Equity Fund, LP (acquired 12/15/00, cost:
   $6,693,000)(1),(2),(3),(4),(5)                                                            11,783,118      42,946
Baring Vostok Private Equity Fund III, LP (acquired 3/30/05, cost:
   $18,593,000)(1),(2),(3),(4),(5)                                                           22,698,434      45,349
Baring Vostok Private Equity Fund IV, LP (acquired 4/25/07, cost:
   $16,717,000)(1),(2),(3),(4),(5)                                                           17,343,113      21,315
Baring Vostok Fund IV Supplemental Fund, LP (acquired 10/8/07, cost:
   $26,344,000)(1),(2),(3),(4),(5)                                                           29,323,334      37,287
--------------------------------------------------------------------------------------------------------------------
Etalon Group Ltd. (GDR)(1)                                                                    2,969,916      16,222
--------------------------------------------------------------------------------------------------------------------
Global Ports Investments PLC (GDR)                                                              801,841      10,967
Global Ports Investments PLC (GDR)(6)                                                         1,984,210      27,140
--------------------------------------------------------------------------------------------------------------------
New Century Capital Partners, LP (acquired 12/7/95, cost: $951,000)(1),(3),(4)                5,247,900       2,437
--------------------------------------------------------------------------------------------------------------------
OAO Gazprom                                                                                   1,334,000       6,270
OAO Gazprom (ADR)                                                                            25,731,995     243,582
--------------------------------------------------------------------------------------------------------------------
OAO Lukoil (ADR)                                                                              1,426,648      79,752
--------------------------------------------------------------------------------------------------------------------
OAO Mechel, preferred nominative                                                              1,673,606       7,970
--------------------------------------------------------------------------------------------------------------------
OAO TMK (GDR)                                                                                   670,893       8,074
--------------------------------------------------------------------------------------------------------------------
OJSC Bank Saint Petersburg, Class A, 13.50% convertible preferred May 15, 2013                3,968,399       8,580
--------------------------------------------------------------------------------------------------------------------
OJSC Kuzbasskaya Toplivnaya Co.                                                               1,665,000       7,455
--------------------------------------------------------------------------------------------------------------------
OJSC Magnit                                                                                     152,084      18,302
OJSC Magnit (GDR)                                                                               199,031       6,001
--------------------------------------------------------------------------------------------------------------------
OJSC Mining and Metallurgical Co. Norilsk Nickel (ADR)                                          797,354      13,211
--------------------------------------------------------------------------------------------------------------------
OJSC Pharmstandard (GDR)(1)                                                                     347,100       4,952
--------------------------------------------------------------------------------------------------------------------
OJSC Rostelecom                                                                               5,322,820      19,192
OJSC Rostelecom, preferred                                                                    1,628,200       4,117
OJSC Rostelecom (ADR)                                                                         1,511,727      33,031
--------------------------------------------------------------------------------------------------------------------
Sberbank of Russia                                                                           66,412,605     177,155
Sberbank of Russia (ADR)                                                                        228,141       2,482
--------------------------------------------------------------------------------------------------------------------
X5 Retail Group NV (GDR)(1)                                                                     939,434      21,526
--------------------------------------------------------------------------------------------------------------------


                                                                                                              Value
                                                                                                 Shares       (000)

RUSSIA (CONTINUED)
Yandex NV, Class A(1)                                                                         3,361,600 $    64,039
--------------------------------------------------------------------------------------------------------------------
                                                                                                            929,354

SAUDI ARABIA -- 1.2%
Almarai  Co.,  PALMS  issued  by  HSBC  Bank  plc,  expires  November 24, 2014
   (acquired 3/20/12, cost: $34,321,000)(3)                                                   2,035,067      34,592
--------------------------------------------------------------------------------------------------------------------
Etihad Etisalat Co., PALMS issued by Deutsche Bank, expires December 3, 2012
   (acquired 3/21/11, cost: $97,841,000)(3)                                                   6,836,583     112,107
--------------------------------------------------------------------------------------------------------------------
                                                                                                            146,699

TURKEY -- 0.7%
Aktas Elektrik Ticaret AS(1)                                                                      4,273          --
--------------------------------------------------------------------------------------------------------------------
Coca-Cola Icecek AS, Class C                                                                  1,300,245      20,197
--------------------------------------------------------------------------------------------------------------------
Enka Insaat ve Sanayi AS                                                                      5,519,244      14,844
--------------------------------------------------------------------------------------------------------------------
Turk Telekomunikasyon AS, Class D                                                            12,494,543      51,103
--------------------------------------------------------------------------------------------------------------------
                                                                                                             86,144

UNITED ARAB EMIRATES -- 0.4%
DP World Ltd.                                                                                 4,112,512      43,182
--------------------------------------------------------------------------------------------------------------------

LATIN AMERICA -- 11.2%
ARGENTINA -- 0.0%
Grupo Financiero Galicia SA, Class B                                                                  5          --
--------------------------------------------------------------------------------------------------------------------
BRAZIL -- 7.3%
Anhanguera Educacional Participacoes SA, ordinary nominative                                  3,609,360      46,004
--------------------------------------------------------------------------------------------------------------------
Banco Bradesco SA, preferred nominative (ADR)                                                 6,118,654      90,984
--------------------------------------------------------------------------------------------------------------------
Cia. de Concessoes Rodoviarias, ordinary nominative                                          17,140,800     139,362
--------------------------------------------------------------------------------------------------------------------
Cia. de Saneamento Basico do Estado de Sao Paulo - SABESP, ordinary nominative                  394,100      15,109
Cia. de Saneamento Basico do Estado de Sao Paulo - SABESP (ADR)                                 252,827      19,179
--------------------------------------------------------------------------------------------------------------------
Cia. de Saneamento de Minas Gerais                                                            1,142,600      24,746
--------------------------------------------------------------------------------------------------------------------
Cia. Energetica de Minas Gerais - CEMIG, preferred nominative                                 1,052,375      19,664
--------------------------------------------------------------------------------------------------------------------
Gerdau SA (ADR)                                                                               9,318,600      81,631
--------------------------------------------------------------------------------------------------------------------
Hypermarcas SA, ordinary nominative(1)                                                       16,228,300      95,907
--------------------------------------------------------------------------------------------------------------------
Itau Unibanco Holding SA, preferred nominative (ADR)                                          1,053,064      14,659
--------------------------------------------------------------------------------------------------------------------
Itausa - Investimentos Itau SA, preferred nominative                                         12,053,186      51,009
--------------------------------------------------------------------------------------------------------------------
Mills Estruturas e Servicos de Engenharia SA, ordinary nominative                             3,429,700      47,130
--------------------------------------------------------------------------------------------------------------------
Petroleo Brasileiro SA - Petrobras, ordinary nominative (ADR)                                 1,695,400      31,823
Petroleo Brasileiro SA - Petrobras, preferred nominative (ADR)                                4,171,627      75,673
--------------------------------------------------------------------------------------------------------------------
QGEP Participacoes SA                                                                         7,958,500      29,044
--------------------------------------------------------------------------------------------------------------------
T4F Entretenimento SA, ordinary nominative                                                      256,900       2,130
--------------------------------------------------------------------------------------------------------------------
Vale SA, Class A, preferred nominative (ADR)                                                  1,732,624      33,804
--------------------------------------------------------------------------------------------------------------------
WEG SA, ordinary nominative                                                                   1,658,900      16,098
--------------------------------------------------------------------------------------------------------------------
Wilson Sons Ltd. (BDR)                                                                        1,882,300      28,584
--------------------------------------------------------------------------------------------------------------------
                                                                                                            862,540

CHILE -- 0.4%
CorpBanca                                                                                    70,588,425         891
--------------------------------------------------------------------------------------------------------------------
Enersis SA (ADR)                                                                                879,744      16,451
--------------------------------------------------------------------------------------------------------------------
Ripley Corp SA                                                                               31,811,944      30,007
--------------------------------------------------------------------------------------------------------------------
                                                                                                             47,349

MEXICO -- 3.3%
Alsea, SAB de CV, Series A(1)                                                                 8,180,118      10,927
--------------------------------------------------------------------------------------------------------------------
Arca Continental, SAB de CV                                                                   8,444,950      49,088
--------------------------------------------------------------------------------------------------------------------
Banregio Grupo Financiero SAB de CV, Series O                                                 4,486,550      13,221
--------------------------------------------------------------------------------------------------------------------


Equity securities                                                                                             Value
                                                                                                 Shares       (000)

MEXICO (CONTINUED)
Bolsa Mexicana de Valores, SAB de CV, Series A                                                7,705,600 $    15,198
--------------------------------------------------------------------------------------------------------------------
CEMEX, SAB de CV, ordinary participation certificates, units (ADR)(1)                         7,265,548      48,897
--------------------------------------------------------------------------------------------------------------------
Corporacion Geo, SAB de CV, Class B(1)                                                        1,688,400       1,909
--------------------------------------------------------------------------------------------------------------------
Grupo Comercial Chedraui, SAB de CV, Series B                                                11,184,200      30,057
--------------------------------------------------------------------------------------------------------------------
Grupo Famsa SAB de CV, Class A(1)                                                             3,948,887       3,650
--------------------------------------------------------------------------------------------------------------------
Grupo Financiero Inbursa, SAB de CV                                                          36,442,014      82,857
--------------------------------------------------------------------------------------------------------------------
Grupo Televisa, SAB de CV, ordinary participation certificates (ADR)                          1,090,400      23,422
--------------------------------------------------------------------------------------------------------------------
Impulsora del Desarrollo y el Empleo en America Latina, SAB de CV, Series B-1(1)             50,587,000      85,287
--------------------------------------------------------------------------------------------------------------------
Kimberly-Clark de Mexico, SAB de CV, Series A                                                 8,400,099      16,505
--------------------------------------------------------------------------------------------------------------------
Urbi Desarrollos Urbanos, SAB de CV(1)                                                       12,181,874      11,707
--------------------------------------------------------------------------------------------------------------------
                                                                                                            392,725

PERU -- 0.2%
Cia. de Minas Buenaventura SAA (ADR)                                                            583,500      22,162
--------------------------------------------------------------------------------------------------------------------
Pesquera Exalmar SA                                                                           2,136,994       2,461
--------------------------------------------------------------------------------------------------------------------
                                                                                                             24,623

AFRICA -- 2.7%
EGYPT -- 0.0%
Orascom Construction Industries                                                                  49,742       2,077
--------------------------------------------------------------------------------------------------------------------
MOROCCO -- 0.1%
Holcim (Maroc) SA                                                                                46,585      10,390
--------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA -- 2.6%
Anglo American Platinum Ltd.                                                                    195,626      11,650
--------------------------------------------------------------------------------------------------------------------
AngloGold Ashanti Ltd.                                                                          219,485       7,523
AngloGold Ashanti Ltd. (ADR)                                                                  1,403,697      48,203
--------------------------------------------------------------------------------------------------------------------
Barloworld Ltd.                                                                               4,008,615      39,778
--------------------------------------------------------------------------------------------------------------------
Harmony Gold Mining Co. Ltd.                                                                  5,343,955      50,158
Harmony Gold Mining Co. Ltd. (ADR)                                                            3,041,813      28,593
--------------------------------------------------------------------------------------------------------------------
Impala Platinum Holdings Ltd.                                                                 1,305,239      21,706
--------------------------------------------------------------------------------------------------------------------
MTN Group Ltd.                                                                                  838,470      14,494
--------------------------------------------------------------------------------------------------------------------
Royal Bafokeng Platinum Ltd.(1)                                                               3,663,764      24,014
--------------------------------------------------------------------------------------------------------------------
Sappi Ltd.(1)                                                                                14,337,123      48,227
Sappi Ltd. (ADR)(1)                                                                           1,308,900       4,175
--------------------------------------------------------------------------------------------------------------------
South African Private Equity Fund III, LP (acquired 9/23/98, cost:
   $2,744,000)(2),(3),(4),(5)                                                                27,594,065       2,313
--------------------------------------------------------------------------------------------------------------------
                                                                                                            300,834

OTHER MARKETS -- 8.0%
AUSTRALIA -- 0.9%
Oil Search Ltd.                                                                              15,360,356     104,807
--------------------------------------------------------------------------------------------------------------------
AUSTRIA -- 0.2%
Vienna Insurance Group                                                                          708,593      28,628
--------------------------------------------------------------------------------------------------------------------
CANADA -- 0.9%
Centerra Gold Inc.                                                                            6,112,400      42,747
--------------------------------------------------------------------------------------------------------------------
First Quantum Minerals Ltd.                                                                   1,285,000      22,719
--------------------------------------------------------------------------------------------------------------------
Inmet Mining Corp.                                                                              796,500      32,647
--------------------------------------------------------------------------------------------------------------------


                                                                                                              Value
                                                                                                 Shares       (000)

CANADA (CONTINUED)
Uranium One Inc.(1)                                                                           4,784,900 $    12,172
--------------------------------------------------------------------------------------------------------------------
                                                                                                            110,285

ITALY -- 0.2%
Tenaris SA (ADR)                                                                                480,200      16,793
--------------------------------------------------------------------------------------------------------------------
NETHERLANDS -- 0.3%
Fugro NV                                                                                        566,555      34,426
--------------------------------------------------------------------------------------------------------------------
SWITZERLAND -- 0.1%
Dufry AG(1)                                                                                     134,518      16,318
--------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM -- 3.8%
Anglo American PLC                                                                            3,292,000     108,010
--------------------------------------------------------------------------------------------------------------------
Evraz PLC                                                                                     6,136,326      25,113
--------------------------------------------------------------------------------------------------------------------
Gem Diamonds Ltd.(1)                                                                            296,355         911
--------------------------------------------------------------------------------------------------------------------
Glencore International PLC                                                                    9,248,100      42,964
--------------------------------------------------------------------------------------------------------------------
Lonrho PLC1                                                                                  52,213,881       5,510
--------------------------------------------------------------------------------------------------------------------
Mondi PLC                                                                                     9,486,942      81,340
--------------------------------------------------------------------------------------------------------------------
Petra Diamonds Ltd. (CDI)(1)                                                                 20,294,596      38,380
--------------------------------------------------------------------------------------------------------------------
Petropavlovsk PLC                                                                             1,426,018      10,230
--------------------------------------------------------------------------------------------------------------------
Platmin Ltd.(1)                                                                              16,963,500       2,249
--------------------------------------------------------------------------------------------------------------------
SABMiller PLC                                                                                   670,691      26,940
--------------------------------------------------------------------------------------------------------------------
Standard Chartered PLC                                                                        2,327,100      50,733
--------------------------------------------------------------------------------------------------------------------
Tullow Oil PLC                                                                                2,506,507      57,861
--------------------------------------------------------------------------------------------------------------------
                                                                                                            450,241

UNITED STATES OF AMERICA -- 1.6%
AutoNavi Holdings Ltd. (ADR)(1)                                                               1,643,800      22,043
--------------------------------------------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold Inc.                                                             589,210      20,074
--------------------------------------------------------------------------------------------------------------------
Genpact Ltd.(1)                                                                               5,995,763      99,710
--------------------------------------------------------------------------------------------------------------------
Sohu.com, Inc.(1)                                                                               970,200      43,310
--------------------------------------------------------------------------------------------------------------------
                                                                                                            185,137

MULTINATIONAL -- 0.3%
Capital   International  Global  Emerging  Markets  Private  Equity  Fund,  LP
   (acquired 6/30/99, cost: $206,000)(1),(2),(3),(4),(5)                                     55,999,402         515
--------------------------------------------------------------------------------------------------------------------
Capital International Private Equity Fund IV, LP (acquired 3/29/05, cost:
   $28,530,000)(2),(3),(4),(5)                                                               50,131,312      29,893
--------------------------------------------------------------------------------------------------------------------
International Hospital Corp. Holding NV (acquired 9/25/97, cost: $8,011,000)1,2,3               609,873       1,806
International  Hospital  Corp.  Holding  NV,  Class  B,  convertible preferred
  (acquired 2/12/07, cost: $3,504,000)(1),(2),(3)                                               622,354       1,842
--------------------------------------------------------------------------------------------------------------------
New Asia East Investment Fund Ltd., Class A (acquired 5/23/96, cost:
   $11,000)(1),(2),(3),(4)                                                                      279,240          28
New Asia East Investment Fund Ltd., Class B (acquired 5/23/96, cost:
   $148,000)(1),(2),(3),(4)                                                                   3,810,369         388
--------------------------------------------------------------------------------------------------------------------
Pan-African Investment Partners II Ltd., Class A (acquired 6/20/08 cost:
   $13,932,000)(2),(3),(4),(5)                                                                    3,800       5,469
--------------------------------------------------------------------------------------------------------------------
                                                                                                             39,941

MISCELLANEOUS -- 4.8%
Equity securities in initial period of acquisition                                                          573,203
--------------------------------------------------------------------------------------------------------------------
TOTAL EQUITY SECURITIES (COST: $10,582,734,000)                                                          11,165,412


                                                                                       Principal amount       Value
Bonds and notes                                                                                   (000)       (000)

EASTERN EUROPE AND MIDDLE EAST -- 0.1%
RUSSIA -- 0.1%
OAO TMK 5.25% convertible, February 11, 2015                                                $     9,400 $     9,264
--------------------------------------------------------------------------------------------------------------------
LATIN AMERICA -- 0.1%
MEXICO -- 0.1%
CEMEX, SAB de CV, 4.875% convertible, March 15, 2015                                             10,384       9,216
--------------------------------------------------------------------------------------------------------------------

TOTAL BONDS AND NOTES (COST: $20,544,000)                                                                    18,480

Short-term securities
--------------------------------------------------------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES -- 4.2%
--------------------------------------------------------------------------------------------------------------------
Bank of Nova Scotia 0.08%-0.15% due 7/2- 7/10/12                                                113,700     113,699
--------------------------------------------------------------------------------------------------------------------
National Australia Funding Delaware, Inc. 0.07% due 7/2/12                                       49,000      49,000
--------------------------------------------------------------------------------------------------------------------
NetJets, Inc. 0.15% due 8/2/12                                                                   26,200      26,197
--------------------------------------------------------------------------------------------------------------------
Novartis Securities Investment Ltd. 0.15% due 8/2-8/3/12                                         49,000      48,993
--------------------------------------------------------------------------------------------------------------------
Siemens Capital Co. LLC 0.13%-0.14% due 7/9/12                                                   95,700      95,697
--------------------------------------------------------------------------------------------------------------------
Sumitomo Mitsui Banking Corp. 0.17% due 7/9/12                                                   23,500      23,499
--------------------------------------------------------------------------------------------------------------------
Thunder Bay Funding LLC 0.15% due 7/9/12                                                         97,877      97,873
--------------------------------------------------------------------------------------------------------------------
Toronto-Dominion Holdings USA, Inc. 0.15% due 7/9/12                                             44,200      44,198
--------------------------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM SECURITIES (COST: $499,158,000)                                                            499,156

TOTAL INVESTMENT SECURITIES (COST: $11,102,436,000)                                                      11,683,048
OTHER ASSETS LESS LIABILITIES (including forward currency contracts)                                        168,326
                                                                                                        ------------
NET ASSETS                                                                                              $11,851,374
                                                                                                        ============


(1) Security did not produce income during the last 12 months.
(2) This issuer represents investment in an affiliate as defined in the Investment
Company Act of 1940. This definition includes, but is not limited to, issuers in which the fund owns more than 5% of the outstanding voting securities. New Asia
East Investment Fund Ltd., Capital International Global Emerging Markets Private
Equity Fund, LP and Capital International Private Equity Fund IV, LP are also considered affiliates since these issuers have the same investment adviser as the fund.
(3) Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. These securities, acquired at a cost of
$368,306,000, may be subject to legal or contractual restrictions on resale. The total value of all such securities was $361,799,000, which represented 3.05% of the net assets of the fund.
(4) Cost and market value do not include prior distributions to the fund from income or proceeds realized from securities held by the private equity fund.
Therefore, the cost and market value may not be indicative of the private equity fund's performance. For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund's interest in the partnerships is reported.
(5) Excludes an unfunded capital commitment representing an agreement which obligates the fund to meet capital calls in the future. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined.
(6) Acquired in a transaction exempt from registration under Rule 144A or section
4(2) of the Securities Act of 1933 (not including purchases of securities that were publicly offered in the primary local market but were not registered under
U.S. securities laws). May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $27,140,000, which represented 0.23% of the net assets of the fund.

ABBREVIATIONS

Securities:
   ADR   -- American Depositary Receipts
   BDR   -- Brazilian Depositary Receipts
   CDI   -- CREST Depository Interest
   GDR   -- Global Depositary Receipts
   PALMS -- Participating Access Linked Middle Eastern Securities

See Notes to financial statements


Financial Statements

STATEMENT  OF  ASSETS  AND  LIABILITIES  AT JUNE 30, 2012                    (dollars in thousands, except per-share data)
--------------------------------------------------------------------------------------------------------------------------

ASSETS:
   Investment securities, at value:
     Unaffiliated issuers (cost: $10,809,493)............................................    $ 11,401,911
     Affiliated issuers (cost: $292,943).................................................         281,137     $ 11,683,048
                                                                                             ------------
   Cash..................................................................................                              148
   Cash denominated in non-U.S. currency (cost: $2,743)..................................                            2,754
   Unrealized appreciation on open forward currency contracts............................                            1,032
   Receivables for -
     Sales of investments................................................................         116,747
     Sales of fund's shares..............................................................          16,725
     Dividends and interest..............................................................         109,125
     Non-U.S. taxes......................................................................             875          243,472
                                                                                             ------------     ------------
                                                                                                                11,930,454
                                                                                                              ------------
LIABILITIES:
   Unrealized depreciation on open forward currency contracts............................                           13,451
   Payables for -
     Purchases of investments............................................................          56,961
     Investment advisory services........................................................           6,063
     Directors' compensation.............................................................           1,736
     Other fees and expenses.............................................................             869           65,629
                                                                                             ------------     ------------
                                                                                                                    79,080
                                                                                                              ------------
NET ASSETS AT JUNE 30, 2012 -
Equivalent to $7.39 per share on 1,603,051,308 shares of $0.01 par value capital
   stock outstanding (authorized capital stock - 2,000,000,000 shares)...................                     $ 11,851,374
                                                                                                              ============

NET ASSETS CONSIST OF:
   Capital paid in on shares of capital stock............................................                     $ 11,328,474
   Undistributed net investment income...................................................                          147,027
   Accumulated net realized loss.........................................................                         (191,753)
   Net unrealized appreciation...........................................................                          567,626
                                                                                                              ------------

NET ASSETS AT JUNE 30, 2012..............................................................                     $ 11,851,374
                                                                                                              ============

See Notes to financial statements


Financial Statements

STATEMENT OF OPERATIONS FOR THE YEAR ENDED JUNE 30, 2012                                            (dollars in thousands)
--------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
   Income:
    Dividends (net of non-U.S. withholding tax of $25,112; also includes $6,768
      from affiliates)...................................................................    $    373,694
    Interest (net of non-U.S. withholding tax of $34; also includes $800 from
      affiliates)........................................................................           3,083     $    376,777
                                                                                             ------------
   Fees and expenses:
     Investment advisory services........................................................          85,331
     Custodian...........................................................................           5,239
     Registration statement and prospectus...............................................              35
     Auditing and legal..................................................................             401
     Reports to shareholders.............................................................              13
     Directors' compensation.............................................................             641
     Other...............................................................................           3,352
                                                                                             ------------
     Total expenses before expense reduction.............................................          95,012
       Custodian expense reduction.......................................................               3           95,009
                                                                                             ------------     ------------
   Net investment income.................................................................                          281,768
                                                                                                              ------------

NET  REALIZED  GAIN AND UNREALIZED DEPRECIATION ON INVESTMENTS, FORWARD CURRENCY
  CONTRACTS AND CURRENCY:
   Net realized gain (loss) on:
     Investments (net of non-U.S. taxes of $2,612).......................................         (52,038)
     Forward currency contracts..........................................................         102,590
     Currency transactions...............................................................         (12,563)          37,989
                                                                                             ------------
   Net unrealized depreciation on:
     Investments  .......................................................................      (3,847,101)
     Forward currency contracts..........................................................          (1,619)
     Currency translations...............................................................          (2,885)      (3,851,605)
                                                                                                              ------------
       Net realized gain and unrealized depreciation on investments, forward currency
         contracts and currency..........................................................                       (3,813,616)
                                                                                                              ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................................                     $ (3,531,848)
                                                                                                              ============

See Notes to financial statements


Financial Statements

--------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                                 (dollars in thousands)
--------------------------------------------------------------------------------------------------------------------------
                                                                                               Year ended June 30,
                                                                                            ------------------------
                                                                                                2012         2011
                                                                                            -----------  -----------

OPERATIONS:
   Net investment income.................................................................   $   281,768  $   260,602
   Net realized gain on investments, forward currency contracts and currency transactions.       37,989    1,145,434
   Net  unrealized  (depreciation)  appreciation on investments, forward currency
    contracts and currency translations..................................................    (3,851,605)   1,758,377
                                                                                            -----------  -----------
     Net (decrease) increase in net assets resulting from operations.....................    (3,531,848)   3,164,413
                                                                                            -----------  -----------

DIVIDENDS AND DISTRIBUTIONS PAID TO SHAREHOLDERS:
   Dividends from net investment income..................................................      (200,248)    (275,933)
   Distributions from net realized gain on investments...................................      (433,871)          --
                                                                                            -----------  -----------
     Total dividends and distributions paid to shareholders..............................      (634,119)    (275,933)

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold: 129,703,922 and 182,743,001 shares, respectively...........     1,037,532    1,771,750
   Proceeds from shares issued in reinvestment of net investment income dividends
    and net realized gain distributions: 84,938,753 and 26,487,990 shares, respectively..       617,505      255,609
   Cost of shares repurchased: 305,894,059 and 99,158,150 shares, respectively...........    (2,464,236)    (967,497)
                                                                                            -----------  -----------
     Net increase (decrease) in net assets resulting from capital share transactions.....      (809,199)   1,059,862
                                                                                            -----------  -----------

TOTAL (DECREASE) INCREASE IN NET ASSETS..................................................    (4,975,166)   3,948,342
NET ASSETS:
   Beginning of year.....................................................................    16,826,540   12,878,198
                                                                                            -----------  -----------
   End of year (including undistributed net investment income and distributions
    in excess of net investment income: $147,027 and $(18,085), respectively)............    11,851,374   16,826,540
                                                                                            ===========  ===========

See Notes to financial statements


NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Emerging  Markets  Growth  Fund,  Inc.  (the  "fund")  is  registered  under the
Investment  Company  Act  of  1940 as an open-end interval management investment company.  As an open-end interval management investment company, the fund offers its  shareholders  the  opportunity  to purchase and redeem shares on a periodic basis.  The  fund  seeks  long-term  growth  of capital and invests primarily in common stock and other equity securities of issuers in developing countries.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared to comply with accounting principles generally  accepted  in  the  United States of America. These principles require management  to  make  estimates and assumptions that affect reported amounts and disclosures.  Actual results could differ from those estimates. The fund follows the  significant  accounting  policies described below, as well as the valuation policies described in the next section on valuation.

    SECURITY  TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are  recorded  by  the  fund  as  of  the  date the trades are executed with brokers. Realized gains and losses from security transactions are determined based  on  the  specific  identified  cost of the securities. In the event a security  is  purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized  on  the ex-dividend date and interest income is recognized on an accrual  basis.  Market  discounts, premiums and original issue discounts on bonds, notes and short-term securities are amortized daily over the expected life of the security.

    DIVIDENDS  AND  DISTRIBUTIONS  TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

    CURRENCY   TRANSLATION   -  Assets  and  liabilities,  including  investment
    securities, denominated in currencies other than U.S. dollars are translated into  U.S.  dollars  at  the exchange rates in effect on the valuation date.
    Purchases  and  sales  of  investment securities and income and expenses are translated  into  U.S.  dollars  at  the exchange rates on the dates of such transactions.  On  the  accompanying  financial  statements,  the effects of changes in exchange rates on investment securities are included with the net realized  gain  or  loss  and net unrealized appreciation or depreciation on investments.  The  realized  gain  or  loss  and  unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. VALUATION

Capital  International,  Inc.,  the fund's investment adviser, values the fund's investments at fair value as defined by accounting principles generally accepted in  the  United  States of America. The net asset value of the fund is generally determined  as of approximately 4:00 p.m. New York time on the last business day of each week and month except on any day on which the New York Stock Exchange is closed for trading.


METHODS  AND  INPUTS  - The fund's investment adviser uses the following methods and inputs to establish the fair value of the fund's assets and liabilities. Use of  particular  methods  and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity  securities  including  depositary  receipts  are generally valued at the official  closing  price of, or the last reported sale price on, the exchange or market  on  which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid  price.  Prices  for  each security are taken from the principal exchange or market on which the security trades.

Fixed-income  securities,  including  short-term  securities purchased with more than  60 days left to maturity, are generally valued at prices obtained from one or  more  pricing vendors. Vendors value such securities based on one or more of the  inputs  described  in  the  following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income
securities   in   which  the  fund  is  authorized  to  invest.  However,  these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

------------------------- ------------------------------------------------------
FIXED-INCOME CLASS        EXAMPLES OF STANDARD INPUTS
------------------------- ------------------------------------------------------
All                       Benchmark yields, transactions, bids, offers,
                          quotations from dealers and trading systems, new
                          issues, spreads and other relationships observed in
                          the markets among comparable securities; and
                          proprietary pricing models such as yield measures
                          calculated using factors such as cash flows, financial
                          or collateral performance and other reference data
                          (collectively referred to as "standard inputs")
------------------------- ------------------------------------------------------
Corporate bonds & notes;  Standard inputs and underlying equity of the issuer convertible securities
------------------------- ------------------------------------------------------

The  fund's investment adviser performs certain checks on vendor prices prior to calculation  of  the  fund's net asset value. When the fund's investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed  to  be  representative),  fixed-income securities will be valued in good faith  at  the  mean  quoted  bid  and ask prices that are reasonably and timely available  (or  bid  prices,  if  ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities   with  both  fixed-income  and  equity  characteristics,  or  equity securities  traded  principally among fixed-income dealers, are generally valued in  the  manner  described  above  for either equity or fixed-income securities, depending  on  which  method is deemed most appropriate by the fund's investment adviser.  Short-term  securities purchased within 60 days to maturity are valued at  amortized  cost,  which  approximates  fair  value.  The value of short-term securities  originally  purchased  with  maturities  greater  than  60  days  is determined  based  on an amortized value to par when they reach 60 days. Forward currency  contracts  are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more vendors.


Securities  and  other assets for which representative market quotations are not readily  available or are considered unreliable by the fund's investment adviser are  fair valued as determined in good faith under fair value guidelines adopted by  authority  of  the fund's board of directors as further described below. The investment  adviser  follows  fair  valuation  guidelines,  consistent with U.S.
Securities  and  Exchange  Commission  ("SEC")  rules  and guidance, to consider relevant  principles  and  factors  when  making  fair value determinations. The investment  adviser  considers relevant indications of value that are reasonably and  timely  available  to  it in determining the fair value to be assigned to a particular  security,  such as the type and cost of the security; contractual or legal  restrictions  on  resale  of the security; relevant financial or business developments  of  the  issuer;  actively  traded  similar or related securities;
conversion  or  exchange  rights  on  the  security;  related corporate actions;
significant  events  occurring  after  the close of trading in the security; and
changes  in overall market conditions. In addition, the closing prices of equity securities  that  trade  in  markets  outside U.S. time zones may be adjusted to reflect  significant  events  that  occur  after  the close of local trading but before  the  net  asset  value  of  the  fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ  materially  from valuations that would have been used had greater market activity occurred.

PROCESSES  AND STRUCTURE - The fund's board of directors has delegated authority to  the  fund's investment adviser to make fair value determinations, subject to board  oversight.  The investment adviser has established a Joint Fair Valuation
Committee  (the "Fair Valuation Committee") to administer, implement and oversee the  fair  value  process,  and to make fair value decisions. The Fair Valuation
Committee  regularly  reviews its own fair value decisions, as well as decisions made  under  its  standing  instructions  to  the investment adviser's valuation teams.  The  Fair Valuation Committee reviews changes in fair value measurements from period to period, and may, as deemed appropriate, update the fair valuation guidelines  to  better  reflect  the  results of back testing and address new or evolving  issues.  The  Fair Valuation Committee reports any changes to the fair value guidelines to the audit committee with supplemental information to support the  changes.  The  fund's  audit  committee also regularly reviews reports that describe fair value determinations and methods.

The fund's investment adviser has also established a Fixed-Income Pricing Review
Group  to  administer  and oversee the fixed-income valuation process, including the  use  of  fixed-income pricing vendors. This group regularly reviews pricing vendor  information  and  market data. Pricing decisions, processes and controls over security valuation are also subject to internal reviews including an annual
control   self-evaluation   program  facilitated  by  the  investment  adviser's
compliance group.


CLASSIFICATIONS - The fund's investment adviser classifies the fund's assets and liabilities  into  three  levels based on the inputs used to value the assets or liabilities.  Level  1  values  are based on quoted prices in active markets for identical  securities. Level 2 values are based on significant observable market inputs,  such  as  quoted  prices  for  similar  securities and quoted prices in inactive  markets.  Certain  securities  trading  outside  the U.S. may transfer between  Level  1  and  Level  2  due  to  valuation  adjustments resulting from significant  market  movements  following  the  close  of local trading. Level 3 values  are based on significant unobservable inputs that reflect the investment adviser's determination of assumptions that market participants might reasonably use  in  valuing  the  securities.  The  valuation levels are not necessarily an indication  of  the risk or liquidity associated with the underlying investment.
For  example,  U.S.  government  securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.  The following tables present the fund's valuation levels as of June 30,
2012 (dollars in thousands):

                                                                     INVESTMENT SECURITIES
                                               -------------------------------------------------------------------
                                                   LEVEL 1          LEVEL 2(1)      LEVEL 3(1)        TOTAL
                                               -------------------------------------------------------------------

Assets:
Equity securities:
   Asia-Pacific................................   $    145,577     $  6,291,723    $     23,536     $  6,460,836
   Eastern Europe and Middle East..............        101,805        1,253,120         149,334        1,504,259
   Latin America...............................      1,324,776            2,461               -        1,327,237
   Other markets...............................        393,185          862,189          44,503        1,299,877
Miscellaneous..................................        387,299          157,322          28,582          573,203
Bonds and notes................................              -           18,480               -           18,480
Short-term securities..........................              -          499,156               -          499,156
                                               -------------------------------------------------------------------
Total                                             $  2,352,642     $  9,084,451    $    245,955     $ 11,683,048
                                               ===================================================================

                                                                      OTHER INVESTMENTS(2)
                                               -------------------------------------------------------------------
                                                   LEVEL 1          LEVEL 2          LEVEL 3          TOTAL
                                               -------------------------------------------------------------------
Assets:
Unrealized appreciation on open forward
currency contracts                                $          -          $ 1,032    $          -     $      1,032
Liabilities:
Unrealized depreciation on open forward
currency contracts                                           -          (13,451)              -          (13,451)
                                               -------------------------------------------------------------------
Total                                             $          -     $    (12,419)   $          -     $    (12,419)
                                               ===================================================================

(1) Level 2 and Level 3 include investment securities with an aggregate value of $8,812,770,000 that were fair valued under guidelines adopted by authority of the fund's board of directors. Of this amount, securities with an aggregate value of $8,360,689,000 were fair valued as a result of significant market movements following the close of local trading and, therefore, classified as Level 2.
(2) Forward currency contracts are not included in the investment portfolio.


The  following  table  reconciles the valuation of the fund's Level 3 investment securities and related transactions during the year ended June 30, 2012 (dollars
in thousands):

                              Gross                                                                            Gross
                Begining    transfers                                                                       transfers      Ending
                value at      into                                          Net          Net Unrealized       out of       value at
                7/1/2011    Level 3(3)     Purchases       Sales      realized gain(4)   depreciation(4)    Level 3(3)    6/30/2012
               ====================================================================================================================

Private Equity
Funds          $ 250,675    $      -        $ 11,556     $ (32,945)      $ 28,002          $ (69,348)       $       -     $ 187,940

Other
Securities(5)     40,845      23,564          28,573        (1,553)       (25,042)             4,591          (12,963)       58,015
               ====================================================================================================================
Total          $ 291,520    $ 23,564        $ 40,129     $ (34,498)      $  2,960          $ (64,757)       $ (12,963)    $ 245,955
               ====================================================================================================================

Net unrealized depreciation during the period on Level 3 investment securities held at
June 30, 2012 (dollars in thousands):
                                                                                                                          $ (75,641)
                                                                                                                          =========

(3) Transfers into and out of Level 3 are based on the beginning market value of the quarter in which they occurred.
(4) Net realized gain and unrealized depreciation are included in the related amounts on investments in the statement of operations.
(5) Represents less than 1% of portfolio securities as of June 30, 2012.

The fund owns an interest in multiple private equity funds, which are considered alternative  investments and are classified as Level 3 investments in accordance with  accounting  principles generally accepted in the United States of America.
The  private equity funds are fair valued using the net asset value based on the fund's financial statements adjusted for known company or market events, updated market  pricing  for  underlying  securities,  and/or  fund  transactions (i.e., drawdowns and distributions) and may include unobservable inputs.

The  significant  unobservable inputs used in the fair value measurements of the reporting  entity's  private  equity  funds are directional adjustments based on relevant  market  data  (such  as  significant  movement  of  a country-specific exchange-traded  fund or index after the financial statement date of the private equity  fund). Significant increases (decreases) of these inputs could result in significantly  higher (lower) fair value measurements. There were no significant unobservable inputs as of June 30, 2012.

The  following  table  lists  the characteristics of the alternative investments held by the fund as of June 30, 2012 (dollars in thousands):


------------------ ---------------- -------------- ------------------ ----------------- ------------------
                     Investment         Fair           Unfunded
 Investment type      strategy          Value         commitment*     Remaining life+   Redemption terms
------------------ ---------------- -------------- ------------------ ----------------- ------------------

Private equity     Primarily        $187,940       $45,008            (less than or     Redemptions are
funds              private sector                                     equal to) 1 to 6  not permitted.
                   equity                                             years             These funds
                   investments                                                          distribute
                   (i.e.,                                                               proceeds from the
                   expansion                                                            liquidation of
                   capital,                                                             underlying assets
                   buyouts) in                                                          of the funds.
                   emerging
                   markets
------------------ ---------------- -------------- ------------------ ----------------- ------------------

*Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot readily be determined.
+Represents the remaining life of the fund term or the estimated period of liquidation.

4.   RISK FACTORS

Investing  in  the fund may involve certain risks including, but not limited to, those described below.

MARKET  CONDITIONS  -  The  prices  of,  and the income generated by, the common stocks  and  other  securities  held  by  the  fund  may  decline  due to market conditions  and other factors, including those directly involving the issuers of securities held by the fund.

INVESTING  IN GROWTH-ORIENTED STOCKS - Growth-oriented stocks may involve larger price  swings  and  greater  potential for loss than other types of investments.
These risks may be even greater in the case of smaller capitalization stocks.

INVESTING  OUTSIDE  THE  UNITED STATES - Securities of issuers domiciled outside the United States, or with significant operations outside the United States, may lose  value because of political, social, economic or market developments in the countries  or  regions  in  which the issuer operates. These securities may also lose  value  due  to changes in foreign currency exchange rates against the U.S.
dollar  and/or  currencies  of  other  countries.  Securities markets in certain countries  may  be  more  volatile  and/or  less liquid than those in the United
States.  Investments  outside the United States may also be subject to different
settlement   and  accounting  practices  and  different  regulatory,  legal  and reporting  standards,  and  may  be  more  difficult to value, than those in the
United  States.  The  risks  of  investing  outside  the  United  States  may be heightened in connection with investments in developing countries.


INVESTING  IN  DEVELOPING  COUNTRIES  -  Investing  in countries with developing economies and/or markets may involve risks in addition to and greater than those generally  associated  with  investing  in  developed  countries.  For instance, developing countries may have less developed legal and accounting  systems  than those  in developed countries. The governments of these countries  may  be  more unstable and more likely to impose capital controls, nationalize  a  company  or industry, place restrictions  on  foreign  ownership  and  on  withdrawing  sale proceeds of securities from the country, and/or impose punitive taxes that could adversely  affect the prices of securities. In addition, the economies of  these
countries  may  be  dependent  on  relatively  few  industries  that  are   more
susceptible  to  local and global changes. Securities markets in these countries can  also be relatively small and have substantially lower trading volumes. As a result,  securities  issued  in  these  countries  may be more volatile and less liquid,  and may be more difficult to value, than securities issued in countries with  more  developed  economies  and/or  markets.  Additionally,  there  may be increased settlement risks for transactions in local securities.

MANAGEMENT  -  The  investment  adviser  to the fund actively manages the fund's investments.  Consequently, the fund is subject to the risk that the methods and analyses  employed by the investment adviser in this process may not produce the desired  results.  This  could  cause  the  fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5.   TAXATION AND DISTRIBUTIONS

FEDERAL  INCOME  TAXATION  -  The  fund  complies  with  the  requirements under
Subchapter  M  of  the  Internal Revenue Code applicable to regulated investment companies  and intends to distribute substantially all of its net taxable income and  net capital gains each year. The fund is not subject to income taxes to the extent  such  distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended June 30, 2012, the fund did not have a liability for  any  unrecognized tax benefits. The fund recognizes interest and penalties, if  any,  related  to  unrecognized  tax  benefits  as income tax expense in the statement  of operations. During the period, the fund did not incur any interest or penalties.

The  fund  is not subject to examination by U.S. federal tax authorities for tax years  before  2008,  by  state authorities for tax years before 2007 and by tax authorities outside the U.S. for tax years before 2005.

NON-U.S.  TAXATION  -  Dividend and interest income are recorded net of non-U.S.
taxes  paid.  Gains  realized  by  the fund on the sale of securities in certain countries  are  subject  to  non-U.S.  taxes.  When  the fund is taxed on either realized  and/or  unrealized  capital  gains,  the fund will accrue for non-U.S.
taxes  as  applicable.  As  of  June  30,  2012,  the  fund  did  not accrue any liabilities for non-U.S. taxes on realized and unrealized gains.

DISTRIBUTIONS  -  Distributions paid to shareholders are based on net investment income  and  net realized gains determined on a tax basis, which may differ from net  investment  income and net realized gains for financial reporting purposes.
These  differences  are  due  primarily to different treatment for items such as currency gains and losses; capital losses related to sales of certain securities within  30  days  of purchase; unrealized appreciation of certain investments in securities  outside  the U.S; short-term capital gains and losses; and income on certain investments.


The  fiscal  year  in  which amounts are distributed may differ from the year in which  the net investment income and net realized gains are recorded by the fund for  financial  reporting  purposes.  For  the year ended June 30, 2012, the tax characters  of  distributions  paid  to  shareholders  were  ordinary income and long-term  capital  gain  in  the  amounts  of  $200,248,000  and  $433,871,000, respectively.  For  the  year  ended  June  30,  2011,  the tax character of the distribution  paid  to  shareholders  was  ordinary  income  in  the  amount  of
$275,933,000.

During  the  year  ended  June  30, 2012, the fund reclassified $90,126,000 from accumulated  net  realized  loss  to  undistributed  net  investment  income and
$6,534,000 from undistributed net investment income to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As  of  June  30,  2012, the components of distributable earnings on a tax basis were as follows:

                                                                                                     (dollars in
                                                                                                      thousands)
-------------------------------------------------------------------------------------------- --------------------

Undistributed ordinary income                                                                     $      214,570
Post-October  capital  loss  deferrals  (realized  during the period November 1,
2011, through June 30, 2012)*                                                                            (88,639)
-------------------------------------------------------------------------------------------- --------------------

* These deferrals are considered incurred in the subsequent year.

As  of  June  30, 2012, the tax basis unrealized appreciation (depreciation) and cost of investments were as follows:

                                                                                                     (dollars in
                                                                                                      thousands)

Gross unrealized appreciation on investment securities                                              $  2,042,422
Gross unrealized depreciation on investment securities                                               (1,643,428)
Net unrealized appreciation on investment securities                                                     398,994
-------------------------------------------------------------------------------------------- --------------------
Cost of investment securities                                                                         11,284,054
-------------------------------------------------------------------------------------------- --------------------

6.   FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital  International,  Inc. ("CII") is the fund's investment adviser. American
Funds  Distributors(R),  Inc.  ("AFD"),  the  fund's  principal  underwriter, is affiliated with CII.

INVESTMENT ADVISORY SERVICES FEE - The Investment Advisory and Service Agreement
with  CII  provides  for monthly management service fees, accrued weekly. CII is wholly  owned by Capital Group International, Inc., which is wholly owned by The
Capital  Group Companiessm, Inc. These fees are based on an annual rate of 0.90%
on the first $400 million of the fund's net assets; 0.80% of assets in excess of
$400  million  but  not  exceeding  $1  billion; 0.70% of assets in excess of $1 billion  but  not  exceeding $2 billion; 0.65% of assets in excess of $2 billion but  not  exceeding $4 billion; 0.625% of assets in excess of $4 billion but not exceeding  $6 billion; 0.60% of assets in excess of $6 billion but not exceeding
$8  billion;  0.58%  of  assets  in  excess  of $8 billion but not exceeding $11 billion; 0.56% of assets in excess of $11 billion but not exceeding $15 billion;
0.54%  of  assets  in  excess  of $15 billion but not exceeding $20 billion; and
0.52% of assets in excess of $20 billion.


DISTRIBUTION  SERVICES  -  The  fund has a principal underwriting agreement with
AFD. AFD does not receive compensation for any sale of the fund's shares.

DIRECTORS'  COMPENSATION  - Directors who are unaffiliated with CII may elect to defer  the  cash  payment  of  part or all of their compensation. These deferred amounts,  which remain as liabilities of the fund, are treated as if invested in shares  of  the  fund  or  the  American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' compensation on the accompanying financial statements includes  $1,051,000 in current fees (either paid in cash or deferred) and a net decrease of $410,000 in the value of the deferred amounts.

AFFILIATED  OFFICERS  AND DIRECTORS - Officers and certain directors of the fund are  or  may be considered to be affiliated with CII. No affiliated officers and directors received any compensation directly from the fund.

7.   RESTRICTED SECURITIES

The fund has invested in certain securities for which resale may be limited (for example,  in  the United States, to qualified institutional buyers) or which are
otherwise   restricted.  These  securities  are  identified  in  the  investment portfolio.  As  of  June  30, 2012, the total value of restricted securities was
$361,799,000, which represents 3.05% of the net assets of the fund.

8.   INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities,  of $5,273,456,000 and $6,453,616,000, respectively, during the year ended June 30, 2012.

The  fund receives an expense reduction in its custodian fee equal to the amount of  interest calculated on certain cash balances held at the custodian bank. For the  year  ended  June  30, 2012, the custodian fee of $5,239,000 was reduced by
$3,000.

9.   INVESTMENTS IN AFFILIATES

If the fund owns more than 5% of the outstanding voting securities of an issuer, the fund's investment in that issuer represents an investment in an affiliate as defined  in  the  Investment  Company  Act  of  1940. In addition, New Asia East
Investment  Fund  Ltd.,  Capital  International  Global Emerging Markets Private
Equity  Fund,  LP  and  Capital  International  Private  Equity  Fund IV, LP are
considered  affiliates  since  these issuers have the same investment adviser as the  fund.  A summary of the fund's transactions in the securities of affiliated issuers  during  the year ended June 30, 2012, is as follows:


                                                                                                              Dividend
                                                                                                                and
                                                                                                              interest
                                                      Beginning     Purchases/      Sales/       Ending        income      Value
Issuer                                                  shares       Additions    Reductions     shares        (000)       (000)
---------------------------------------------------- ------------- ------------- ------------- ------------- ---------- ------------

AFFILIATED ISSUERS:
Compeq Manufacturing                                   73,599,000             -             -    73,599,000        983     $ 29,599
Jain Irrigation Systems                                14,740,760     6,435,792             -    21,176,552        375       31,023
Shanda Games                                            1,916,900     2,026,900             -     3,943,800      4,023       15,775
StemLife                                                8,331,900             -             -     8,331,900         26        1,207
VA Tech Wabag                                             633,821       950,731             -     1,584,552          -       14,382
AFFILIATED PRIVATE EQUITY FUNDS/PRIVATE PLACEMENTS:
Baring Vostok Private Equity Fund*                     11,783,118             -             -    11,783,118          -       42,946
Baring Vostok Private Equity Fund III*                 22,047,564       650,870             -    22,698,434          -       45,349
Baring Vostok Capital Partners IV*                     38,746,859     7,919,588             -    46,666,447          -       58,602
Capital International Global Emerging Markets
  Private Equity Fund*                                 55,999,402             -             -    55,999,402          -          515
Capital International Private Equity Fund IV*          49,194,744       936,568             -    50,131,312      1,311       29,893
International Hospital                                  1,232,227             -             -     1,232,227          -        3,648
New Asia East Investment Fund                           4,089,609             -             -     4,089,609          -          416
Pan-African Investment Partners II                          3,800             -             -         3,800         56        5,469
South African Private Equity Fund III*                 27,594,065             -             -    27,594,065        794        2,313

                                                                                                             ---------- ------------
                                                                                                              $  7,568   $  281,137
                                                                                                             ========== ============

*For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund's interest in the partnerships is reported.

10. FORWARD CURRENCY CONTRACTS

The fund has entered into forward currency contracts, which represent agreements to  exchange  currencies  on  specific  future dates at predetermined rates. The fund's  investment  adviser uses forward currency contracts to manage the fund's exposure to changes in exchange rates. Upon entering into these contracts, risks may  arise  from  the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On  a  daily  basis,  the  fund's  investment  adviser  values  forward currency contracts  based  on  the  applicable  exchange  rates  and  records  unrealized appreciation  or  depreciation for open forward currency contracts in the fund's statement  of  assets  and liabilities. Realized gains or losses are recorded at the  time  the forward contract is closed or offset by another contract with the same  broker  for the same settlement date and currency. Closed forward currency contracts  that  have  not  reached  their  expiration  date are included in the respective  receivables or payables for closed forward currency contracts in the fund's  statement  of  assets and liabilities. Net realized gains or losses from
closed   forward   currency   contracts   and  net  unrealized  appreciation  or
depreciation  from open forward currency contracts are recorded in the statement of operations.

As  of  June  30,  2012,  the  fund  had open forward currency contracts to sell currencies,  as  shown  in  the following table. Open forward currency contracts throughout  the year were generally at or lower than the amounts presented below
(as a percentage of the fund's total net assets).


                                                                               CONTRACT AMOUNT           U.S. VALUATION
                                                                                    (000)                     (000)
                                                                           ------------------------ --------------------------
                                                                                                                 UNREALIZED
                                                                                                               (DEPRECIATION)/
                                                  COUNTERPARTY               NON-U.S.      U.S.       AMOUNT    APPRECIATION
------------------------------------------------------------------------------------------------------------------------------

SALES:
Brazilian Real to U.S. Dollar expiring 7/27/2012 .Bank of America           BRL225,003   $ 107,863   $ 111,440     $  (3,577)
British Pound to U.S. Dollar expiring 7/23/2012 ..Bank of New York Mellon    GBP88,616     139,339     138,779           560
British Pound to U.S. Dollar expiring 7/23/2012 ..Bank of New York Mellon    GBP72,447     112,854     113,457          (603)
Canadian Dollar to U.S. Dollar expiring 7/13/2012 Royal Bank of Scotland    CAD102,361      99,236     100,519        (1,283)
Euro to U.S. Dollar expiring 7/18/2012 ...........Bank of America            EUR29,237      36,785      37,003          (218)
Euro to U.S. Dollar expiring 7/20/2012 ...........Bank of New York Mellon    EUR23,113      29,135      29,253          (118)
Euro to U.S. Dollar expiring 7/27/2012 ...........JPMorgan Chase              EUR7,680       9,605       9,721          (116)
Hungarian Forint to U.S. Dollar expiring          Royal Bank of Scotland
  7/13/2012 ......................................                        HUF4,125,478      17,329      18,245          (916)
Israeli Shekel to U.S. Dollar expiring 7/11/2012 .UBS AG                    ILS164,615      42,555      42,083           472
Mexican Peso to U.S. Dollar expiring 7/25/2012 ...UBS AG                    MXN697,160      50,727      52,147        (1,420)
Polish Zloty to U.S. Dollar expiring 7/13/2012 ...Bank of America            PLN43,297      12,488      12,980          (492)
Polish Zloty to U.S. Dollar expiring 7/13/2012 ...UBS AG                    PLN234,245      67,320      70,221        (2,901)
South African Rand to U.S. Dollar expiring        JPMorgan Chase
7/26/2012 ........................................                          ZAR557,000      66,296      67,893        (1,597)
                                                  Credit Suisse First
Swiss Franc to U.S. Dollar expiring 7/18/2012 ....  Boston                   CHF13,501      14,137      14,230           (93)
Turkish Lira to U.S. Dollar expiring 7/23/2012 ...Bank of America            TRY49,892      27,343      27,460          (117)
                                                                                                                  ------------
FORWARD CURRENCY CONTRACTS -- NET.................                                                                 $ (12,419)
                                                                                                                  ============


Financial highlights

                                                                                  Year ended June 30
                                                                    -----------------------------------------------
                                                                      2012      2011     2010     2009      2008
                                                                    -----------------------------------------------

Net asset value, beginning of year.................................     $9.93    $8.13    $6.72    $12.95   $17.02
                                                                     --------  -------  -------  --------  -------
  INCOME (LOSS) FROM INVESTMENT OPERATIONS*:
   Net investment income...........................................       .17      .16      .15       .18      .39
   Net realized and unrealized (loss) gain on investments              (2.33)     1.81     1.39    (4.09)      .68
                                                                     --------  -------  -------  --------  -------
   Total (loss) income from investment operations..................    (2.16)     1.97     1.54    (3.91)     1.07
                                                                     --------  -------  -------  --------  -------

  LESS DISTRIBUTIONS:
   Dividends from net investment income............................     (.12)    (.17)    (.13)     (.23)    (.59)
   Distributions from net realized gains...........................     (.26)       --       --    (2.09)   (4.55)
                                                                     --------  -------  -------  --------  -------
    Total distributions............................................     (.38)    (.17)    (.13)    (2.32)   (5.14)
                                                                     --------  -------  -------  --------  -------
Net asset value, end of year.......................................     $7.39    $9.93    $8.13     $6.72   $12.95
                                                                     ========  =======  =======  ========  =======

Total return.......................................................  (21.69)%   24.29%   22.83%  (23.08)%    3.78%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (in millions)............................   $11,851  $16,827  $12,878   $10,830  $13,925
  Ratio of expenses to average net assets..........................      .68%     .68%     .71%      .71%     .67%
  Ratio of net investment income to average net assets.............     2.02%    1.65%    1.86%     2.49%    2.47%
  Portfolio turnover rate..........................................    39.30%   40.66%   49.38%    67.91%   57.50%

* The per-share data is based on average shares outstanding.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Emerging Markets Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Emerging Markets Growth Fund, Inc. (the “Fund”) at June 30, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
August 20, 2012

Expense example	unaudited

As a shareholder of the fund, you incur ongoing costs, including investment advisory services fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2012 through June 30, 2012).

Actual expenses:

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning account value 1/1/2012	Ending account value 6/30/2012	Expenses paid during period*	Annualized expense ratio

Actual return	$1,000.00	$1,004.08	$3.39	.68%
Hypothetical 5% return before expenses	1,000.00	1,021.48	3.42	.68

* The “expenses paid during period” are equal to the “annualized expense ratio”, multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the current period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year.  The fund hereby designates the following amounts for the fund’s fiscal year ended June 30, 2012:

Foreign taxes	$0.02 per share
Foreign source income	$0.25 per share
Qualified dividend income	100%

Individual shareholders should refer to their Form 1099-DIV or other tax information, which will be mailed in January 2013, to determine the calendar year amounts to be included on their 2012 tax returns. Shareholders should consult their tax advisers.

Approval of renewal of Investment Advisory and Service Agreement

The fund’s board of directors has approved the renewal of the fund’s Investment Advisory and Service Agreement (the agreement) with Capital International, Inc. (CII) for an additional one-year term through June 20, 2013, following the recommendation of the fund’s Contracts Committee (the committee), which is composed of all of the fund’s independent directors. The information, material factors and the conclusions that formed the basis for the committee’s recommendation and the board’s subsequent approval are described below.

1. Information received

Materials reviewed

During the course of each year, the independent directors receive a wide variety of materials relating to the services provided by CII, including reports on the fund’s investment results, portfolio composition, sales and redemptions, as well as other information relating to the nature, extent and quality of the services provided by CII to the fund. In addition, supplementary information requested and reviewed by the committee included extensive materials regarding the fund’s investment results, advisory fee and expense comparisons, financial and profitability information regarding CII, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the fund.

Review process

The committee received assistance and advice regarding legal and industry standards from independent legal counsel to the independent directors. The committee discussed the renewal of the agreement with CII representatives and in a private session with independent counsel at which no CII representatives were present. In deciding to recommend renewal, the committee did not identify any specific piece of information or any single factor that was controlling. This summary describes the most important factors, but not all of the matters considered.

2. Nature, extent and quality of services

CII, its personnel and its resources

The board and the committee considered the depth and quality of CII’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; and the low turnover rates of its key personnel. The board and the committee considered CII’s commitment to research and its multiple portfolio manager system, noting that CII continues to expend considerable effort to enhance its investment process and research coverage.

Other services

The board and the committee considered CII’s policies, procedures and systems designed to comply with applicable laws and regulations and its commitment to compliance; its efforts to keep the directors informed; and its attention to matters that may involve conflicts of interest with the fund. The board and the committee also considered the nature, extent, quality and cost of administrative and shareholder services provided by CII to the fund under the agreement and other agreements, including information technology, legal, fund accounting and treasury functions. The board and the committee concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the fund under the agreement.

3. Investment results

The board and the committee reviewed the investment results of the fund as of December 31, 2011, and compared them to those of the fund’s benchmark, as well as to those of a selected group of funds with a similar investment mandate. The board and the committee reviewed the fund’s short-term and long-term investment results both in absolute terms and relative to its benchmark and the selected funds. The directors noted that although the fund had recently underperformed its benchmark, the fund’s long-term results have generally exceeded its benchmark. The directors also noted that although the fund’s recent returns had lagged the performance of the selected funds, the fund’s long-term performance was generally in line with, and in some cases exceeded, the long-term performance of the selected funds. The board and the committee concluded that although recent results have lagged, long-term results have generally been satisfactory, and the board and the committee remain confident in CII’s ability to achieve superior long-term results over time.

4. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expenses of the fund (as a percentage of average net assets) with the fees and expenses of comparable investment companies managed by CII and of other comparable third-party funds, as well as emerging market equity investment management fees charged to separate accounts advised by CII and other managers. This information allowed the board and the committee to compare the fund’s advisory fees with advisory fees charged to both retail and institutional investors in emerging market equity mandates. The board and the committee also discussed information obtained from third-party sources regarding advisory rates for emerging market equity mandates. The board and the committee considered these materials, as well as their personal knowledge of advisory fee rates charged by other emerging market equity funds. The board and the committee concluded that the fees charged under the agreement are significantly lower than fees charged by comparable retail mutual funds with emerging market equity mandates and are reasonable when compared with the fees institutional investors are typically charged in emerging market equity mandates.

5. Adviser costs, level of profits and economies of scale

The board and the committee reviewed information regarding CII’s costs of providing services to the fund and its other institutional clients, and also reviewed the economics of the relationship between CII and the fund and any resulting level of profits to CII. The board and the committee noted operational restructuring efforts undertaken by CII designed to reduce its expenses and improve its effectiveness and efficiency. The board and the committee considered the current and historic financial stability of CII’s parent company. The board and the committee also considered that pursuant to the fee schedule charged under the agreement, fees decline as the fund’s assets increase, reflecting economies of scale in the cost of operations that are shared with investors. The board and the committee also noted that long-term economies of scale are reflected in the fund’s expense ratio, which has historically decreased as assets under management have grown, and vice versa. The board and the committee concluded that CII’s profitability from its relationship with the fund over the long term was reasonable, and that the fund’s fee and expense levels reflect economies of scale that benefit investors.

6. Ancillary benefits

The board and the committee considered the benefits received by CII and its affiliates as a result of CII’s relationship with the fund, including fees paid to CII’s affiliated transfer agent, and possible ancillary benefits received by the fund in connection with the activities of CII or its affiliates, which are not directly related to the fund. The board and the committee also reviewed CII’s portfolio trading practices, noting that while CII receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it has not committed to direct any specific dollar amounts of brokerage to these broker-dealers in exchange for such research, and does not give preference to broker-dealers that have sold shares of investment companies advised by it or its affiliates.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the board and the committee concluded that the agreement should be continued for another one-year period.

Board of directors and other officers

“Independent” directors1

	Year first
	elected a
Name, age and	director of
position with fund	the fund2	Principal occupation(s) during past five years

Walter G. Borst, 50	2010	Chairman, Chief Executive Officer, President and
		Chief Investment Officer, General Motors Investment
		Management Corporation; Vice President and
		Treasurer, General Motors Company; Treasurer,
		General Motors Corporation

Gary Bruebaker, 57	2011	Chief Investment Officer, Washington State
		Investment Board

Paul N. Eckley, 57	2005	Senior Vice President, Investments, State Farm
		Insurance Companies

Beverly L. Hamilton, 65	1991	Retired; former President, ARCO Investment
Chairman of the Board		Management Company
(Independent and
Non-Executive)

Raymond Kanner, 59	1997	Managing Director and Chief Investment Officer,
		IBM Retirement Funds

L. Erik Lundberg, 52	2005	Chief Investment Officer, University of Michigan

Helmut Mader, 70	1986	Managing Director, Mader Capital Resources GmbH
Vice Chairman of the Board
(Independent and
Non-Executive)

William B. Robinson, 74	1986	Director, Reckson Asset Management Australia
		Limited; former Director, Unwired Australia Group
		Limited (Internet service provider)

John P. Rohal, 65	2011	Managing Director, Public Equities, Makena Capital
		Management LLC

Aje K. Saigal, 56	2000	Chief Investment Officer, Chief Executive Officer,
		Nuvest Capital Pte Ltd; former Director of Economics
		& Investment Strategy, Government of Singapore
		Investment Corporation Pte Ltd

David H. Zellner, 57	2010	Chief Investment Officer, General Board of Pension and Health Benefits of The United Methodist Church

“Independent” directors1

	Number of
	portfolios
	in fund
	complex3
Name, age and	overseen by
position with fund	director	Other directorships4 held by director

Walter G. Borst, 50	1	GMAM Absolute Return Strategies Fund, LLC

Gary Bruebaker, 57	1	None

Paul N. Eckley, 57	1	None

Beverly L. Hamilton, 65	1	Oppenheimer Funds (director for 38 portfolios
Chairman of the Board		in the fund complex)
(Independent and
Non-Executive)

Raymond Kanner, 59	1	None

L. Erik Lundberg, 52	1	None

Helmut Mader, 70	1	None
Vice Chairman of the Board
(Independent and
Non-Executive)

William B. Robinson, 74	1	None

John P. Rohal, 65	1	RS Investments (director for 37 portfolios in the fund
		complex)

Aje K. Saigal, 56	1	None

David H. Zellner, 57	1	None

“Interested” directors5

	Year first
	elected a
	director or
Name, age and	officer of	Principal occupation(s) during past five years and
position with fund	the fund2	positions held with affiliated entities of the fund

Victor D. Kohn, 54	1996	President and Director, Capital International, Inc.;
President and Chief		Director, The Capital Group Companies, Inc.6
Executive Officer

Luis Freitas de Oliveira, 45	2011	Director, Capital International, Inc.; Senior Vice
		President, Capital Guardian Trust Company;6
		Chairman, Corporate Manager and Senior Vice
		President, Capital International Sàrl6

Shaw B. Wagener, 53	1997	Chairman of the Board, Capital International, Inc.;
		Chairman of the Board, Capital Group International,
		Inc.;6 Senior Vice President, Capital Guardian Trust
		Company;6 Director, The Capital Group Companies,
		Inc.6

“Interested” directors5

	Number of
	portfolios
	in fund
	complex3
Name, age and	overseen by
position with fund	director	Other directorships4 held by director

Victor D. Kohn, 54	1	None
President and Chief
Executive Officer

Luis Freitas de Oliveira, 45	1	None

Shaw B. Wagener, 53	1	None

Chairman emeritus

Walter P. Stern, 83		Vice Chairman of the Board, Capital International, Inc.

Other officers
	Year first
	elected
Name, age and	an officer	Principal occupation(s) during past five years
position with fund	of the fund2	and positions held with affiliated entities of the fund

Walter R. Burkley, 46	2011	Senior Vice President and Senior Counsel - Fund
Vice President		Business Management Group, Capital Research and
		Management Company6

Michael A. Felix, 51	1993	Senior Vice President, Treasurer and Director,
Vice President		Capital International, Inc.; Senior Vice President,
		Treasurer and Director, Capital Guardian Trust
		Company;6 Senior Vice President and Treasurer,
		Capital Guardian (Canada), Inc.;6 Principal Financial
		Officer, Capital Group International, Inc.;6 Director,
		Capital Group Research, Inc.6

Peter C. Kelly, 53	1996	Senior Vice President, Senior Counsel, Secretary
Vice President		and Director, Capital International, Inc.; Senior Vice
		President, Senior Counsel and Director, Capital
		Guardian Trust Company;6 Secretary, Capital Group
		International, Inc.6

Abbe G. Shapiro, 52	1997	Vice President, Capital International, Inc.; Vice
Vice President		President, Capital Guardian Trust Company;6 Vice
		President - Institutional Investment Services Division,
		The Capital Group Companies, Inc.6

F. Chapman Taylor, 53	2011	Vice President and Director, Capital International,
Vice President		Inc.; Senior Vice President, Research Director –
		Emerging Markets and Director, Capital International
		Research, Inc.6

Lisa B. Thompson, 46	2000	Senior Vice President, Capital Guardian Trust
Vice President		Company;6 Director, Capital Strategy Research, Inc.;6
		Director, The Capital Group Companies, Inc.6

Laurie D. Neat, 41	2005	Assistant Vice President, Capital International, Inc.;
Secretary		Assistant Vice President, Capital Guardian Trust
		Company6

Bryan K. Nielsen, 39	2006	Vice President, Capital International, Inc.;
Treasurer		Vice President, Capital Guardian Trust Company6

Dawn J. Duffy, 40	2011	Assistant Vice President, Capital International, Inc.
Assistant Treasurer

The fund’s statement of additional information (SAI) includes further details about fund directors. The address for all directors and officers of the fund is 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025, Attention: Secretary.

The fund’s SAI, Proxy Voting Policy and Procedures, and proxy voting record for the 12 months ended June 30 are available free of charge on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov or upon request by calling 800/421-4989.

The fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website or upon request by calling 800/421-4989. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800/SEC-0330.

1The term “independent” director refers to a director who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
2Directors and officers of the fund serve until their resignation, removal or retirement.
3Capital International, Inc. serves as investment adviser for the fund and does not act as investment adviser for other U.S. registered investment companies.

4This includes all directorships (other than those in the fund) that are held by each director as a director of a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934 or a company registered as an investment company under the 1940 Act.

5“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital International, Inc., or its affiliated entities.

6Company affiliated with Capital International, Inc.

Result of special meeting of shareholders held November 10, 2011

Shares outstanding on record date (August 12, 2011)	1,689,451,897.11
Total shares voting on November 10, 2011	998,846,394.60	(59.12% of shares outstanding)

Proposal 1: Election of directors
		Percent		Percent
		of shares		of shares
Director	Votes for	voting for	Votes withheld	withheld

Walter G. Borst	998,649,351.38	99.98%	197,043.22	0.02%
Gary Bruebaker	998,612,739.37	99.98	233,655.24	0.02
Paul N. Eckley	998,684,259.87	99.98	162,134.74	0.02
Beverly L. Hamilton	996,088,216.59	99.72	2,758,178.02	0.28
Raymond Kanner	996,123,125.07	99.73	2,723,269.53	0.27
Victor D. Kohn	998,653,751.99	99.98	192,642.61	0.02
L. Erik Lundberg	998,684,259.87	99.98	162,134.74	0.02
Helmut Mader	996,142,172.98	99.73	2,704,221.62	0.27
Luis Freitas de Oliveira	998,582,231.49	99.97	264,163.12	0.03
William B. Robinson	996,142,172.98	99.73	2,704,221.62	0.27
John P. Rohal	998,577,830.88	99.97	268,563.72	0.03
Aje K. Saigal	998,665,211.96	99.98	181,182.64	0.02
Shaw B. Wagener	998,653,751.99	99.98	192,642.61	0.02
David H. Zellner	998,649,351.38	99.98	197,043.22	0.02

Offices of the fund and of the investment adviser
Capital International, Inc.
11100 Santa Monica Boulevard, 15th Floor
Los Angeles, CA 90025-3302

333 South Hope Street
Los Angeles, CA 90071-1406

400 South Hope Street
Los Angeles, CA 90071-2801

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
JPMorgan Investor Services Co.
One Beacon Street
Boston, MA 02108

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006-2401

Independent registered public accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

This report is for the information of shareholders of Emerging Markets Growth Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is in the prospectus, which can be obtained from Capital International by calling 800/421-4989 and should be read carefully before investing.

The Capital Group Companies

Capital International   Capital Guardian   Capital Research and Management   Capital Bank and Trust   American Funds

Lit. No. MFGEAR-915-0812P (NLS)

Printed in USA

TAG/AFD/6391-S33222

© 2012 Emerging Markets Growth Fund, Inc.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made by calling 800/421-4989 or by writing to the Secretary of the Registrant, c/o Capital International, 333 South Hope Street, Los Angeles, California 90071

ITEM 3 – Audit Committee Financial Expert

The Registrant’s Board has determined that each member of the Registrant’s Audit Committee, Walter G. Borst, Gary Bruebaker, William B. Robinson, John P. Rohal and David H. Zellner, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase each designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board, nor will it reduce the responsibility of the other Audit Committee members.  The Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Fees billed by the Registrant’s auditors for each of the last two fiscal years, including fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant, and a description of the nature of the services comprising the fees, are listed below:

Registrant:
a)	Audit Fees:
2011                                $121,000
2012                                $126,800
b)	Audit- Related Fees:
2011                                none
2012                                none
c)	Tax Fees:
2011                                $77,000
2012                                $62,000
The tax fees for 2011 and 2012 consist of professional services relating to: preparing the fund’s federal and state income tax returns (2011: $12,000, 2012: $12,000); preparing the local tax return and routine tax compliance services in India (2011: $50,000, 2012: $35,000); and other tax services in India (2011: $15,000, 2012: $15,000).
d)	All Other Fees:
2011                                none
2012                                none

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a)	Not applicable
b)	Audit Related Fees:
2011                                none
2012                                none
c)	Tax Fees:
2011                                $10,000
2012                                none
d)	All Other Fees:
2011                                none
2012                                $5,000

The Registrant’s Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors’ independence.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant, were $67,000 for fiscal year 2012 and $87,000 for fiscal year 2011. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

The Schedule of Investments is included in the Annual Report to Shareholders.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a Committee on Directors comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The Committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee also evaluates, selects and nominates independent director candidates to the full Board. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Committee, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EMERGING MARKETS GROWTH FUND, INC.

By /s/ Victor D. Kohn
Victor D. Kohn, President and Chief Executive Officer

Date: August 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Victor D. Kohn
Victor D. Kohn, President and Chief Executive Officer

Date: August 29, 2012

By /s/ Bryan K. Nielsen
Bryan K. Nielsen, Treasurer

Date: August 29, 2012